UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(Amendment No. 1)

Filed by the Registrant ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-2

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.
☐	Fee paid previously with preliminary materials.
☐	Fee amount computed on table in exhibit as required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

EXPLANATORY NOTE

We are filing this Amendment No. 1 (this “Amendment No. 1”) to the definitive proxy statement under cover of Schedule 14A filed with the U.S. Securities and Exchange Commission on December 23, 2025 (the “Original Proxy Statement”) in connection with the 2026 Annual Meeting of Shareholders (the “2026 Annual Meeting”) of Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”) in order to amend and restate the Original Proxy Statement in its entirety to reflect updates to the Original Proxy Statement, including the accompanying notice and proxy card, to reflect, among other things:

1.	The postponement of the 2026 Annual Meeting from January 29, 2026 to June 16, 2026;

2.	The receipt of nominations of director candidates by Ocean Capital LLC (“Ocean Capital”);

3.	A proposal submitted by Ocean Capital and the Fund’s opposition statement; and

4.	Information regarding the Fund’s engagement with Ocean Capital, and information about the Fund, its solicitation, and the participants in its solicitation.

Votes that are submitted on the Fund’s original proxy card, which accompanied the Original Proxy Statement, by shareholders will not be recognized or tabulated at the postponed Meeting. Shareholders of the Fund as of May 1, 2026 are encouraged to promptly vote using the Fund’s WHITE proxy card, which is accompanying this Amendment No. 1, to make sure their votes are counted.

Shareholders are encouraged to read this Amendment No. 1 in its entirety and in place of the Original Proxy Statement. We will print and distribute this Amendment No. 1 to our shareholders as of May 1, 2026, the record date for determining the shareholders entitled to notice of and to vote at the meeting.

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

NOTICE OF 2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD ON JUNE 16, 2026

To the shareholders of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.:

NOTICE IS HEREBY GIVEN that the 2026 Annual Meeting of Shareholders (including any adjournments or postponements thereof, the “2026 Annual Meeting”) of the Tax-Free Fund II for Puerto Rico Residents, Inc. (the “Fund”), is scheduled to be held virtually on June 16, 2026, at 11:30 a.m. Atlantic Standard Time (11:30 Eastern Daylight Time) for the following purposes:

1.	To elect three directors of the Fund (PROPOSAL 1);

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”) — To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (PROPOSAL 2); and

3.	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

The items mentioned above are discussed in greater detail in the attached Proxy Statement.

Any shareholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, May 1, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on June 12, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting.

Only holders of record of shares of the Fund’s common stock at the close of business on May 1, 2026 are entitled to receive this notice and vote at the 2026 Annual Meeting the shares held of record in their name on such date.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND. INSTRUCTIONS FOR THE PROPER EXECUTION OF THE PROXIES ARE SET FORTH ON THE FOLLOWING PAGE.

In San Juan, Puerto Rico, this 5th day of May, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the invalidation of your vote if you fail to sign your WHITE proxy card properly.

1.	Individual Accounts: Sign your name exactly as it appears in the registration section on the WHITE proxy card.

2.	Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration section.

3.	All Other Accounts: The capacity of the individuals signing the WHITE proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature

Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp.	John Doe
c/o John Doe, Treasurer

Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee	Jane Doe
u/t/d 12/28/78

Custodial of Estate Accounts
(1) John B. Smith, Cust.	John B. Smith
f/b/o John B. Smith, Jr.
(2) John B. Smith	John B. Smith, Jr., Executor

 Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

WHITE PROXY

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Mr. Edward Ramos and Ms. Maria L. Vilaró as proxies, each with the power to appoint his or her substitute, and hereby authorizes each of them to represent the undersigned and to vote, as designated on the reverse hereof, all shares of common stock of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), which the undersigned is entitled to vote at the 2026 Annual Meeting of Shareholders scheduled to be held virtually on June 16, 2026, at 11:30 a.m. Atlantic Standard Time (11:30 Eastern Daylight Time) or at any adjournment or postponement thereof (the “2026 Annual Meeting”), with the same force and effect as the undersigned could do if personally present thereat, or in their discretion, upon any other business that may properly come before the 2026 Annual Meeting to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended.

1.	To elect the following three nominees as members of the Fund’s Board of Directors:

Name	Expiration of Term	Class
Jorge I. Vallejo	2028	II
Gabriel Pagán Pedrero	2029	III
Luis M. Pellot	2029	III

2.	Shareholder proposal submitted by Ocean Capital LLC (“Ocean Capital”)— To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

3.	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

1. To elect the nominee(s) listed above as members of the Fund’s Board of Directors (Check one box).

☐ FOR ALL

☐ WITHHOLD ALL

☐ FOR ALL EXCEPT the following nominee(s):

____________________________________________

____________________________________________

NOTE: To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the name of the nominee(s) on the line above.

2. Shareholder proposal submitted by Ocean Capital— To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

☐ FOR

☐ AGAINST

☐ ABSTAIN

With respect to this proposal, you may vote “for,” “against,” or “abstain.” If you “abstain” from voting with respect to this proposal, your vote will have the same effect as a vote “against” the proposal, but broker non-votes will have no effect on the vote for this proposal.

THE PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

SHARES REPRESENTED BY THIS PROXY WILL BE VOTED IN ACCORDANCE WITH SPECIFICATIONS MADE HEREIN. IF NO SPECIFICATION IS MADE AS TO ANY INDIVIDUAL ITEM HEREIN, SHARES REPRESENTED BY THIS PROXY WILL BE VOTED FOR ALL OF THE NAMED NOMINEES TO BE ELECTED AGAINST PROPOSAL #2, AND, TO THE EXTENT AUTHORIZED UNDER RULE 14A-4(C) UNDER THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED, IN THE DISCRETION OF THE PROXIES NAMED HEREIN WITH RESPECT TO SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE 2026 ANNUAL MEETING.

Both of said attorneys-in-fact and proxies of the undersigned as shall be present and act at the 2026 Annual Meeting, or if only one is present and acts individually, shall have and may exercise all of the powers of the undersigned as provided herein.

The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders to be held on June 16, 2026, and the accompanying Proxy Statement. The undersigned hereby revokes all proxies previously given by the undersigned to vote at the 2026 Annual Meeting.

WITNESS the signature of the undersigned this __ day of _______, ______.

_____________________________

(Name of shareholder)

_____________________________

(Signature)

_____________________________

(Title, if applicable)

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

PROXY STATEMENT

FOR 2026 ANNUAL MEETING OF SHAREHOLDERS

TO BE HELD JUNE 16, 2026, AT 11:30 A.M. ATLANTIC STANDARD TIME

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of the Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc., a Puerto Rico corporation (the “Fund”), for use at the 2026 Annual Meeting of Shareholders scheduled to be held virtually on June 16, 2026 at 11:30 a.m. Atlantic Standard Time (11:30 Eastern Daylight Time), or at any adjournment or postponement thereof (the “2026 Annual Meeting”).

The Fund’s Annual Report, which includes its audited financial statements for the fiscal year ended September 30, 2025, has been mailed to all holders of shares of the Fund’s common stock. Any shareholder that would like to receive additional copies of the Fund’s Annual Report or copies of any subsequent shareholder report (including the most recent Semi-Annual Report succeeding the Annual Report, if any) free of charge should contact the Fund by writing to the address set forth on the first page of this Proxy Statement or by calling toll-free 1-800-221-9825. This Proxy Statement as amended and restated in its entirety by this Amendment No. 1 (the “Proxy Statement”) is first being mailed to the Fund’s shareholders on or about May 15, 2026.

If the accompanying WHITE proxy is executed and returned in time to be voted at the 2026 Annual Meeting, the shares represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy will be voted: (i) FOR ALL of the nominees named in the accompanying proxy to be elected as members of the Board of Directors (Proposal 1), (ii) AGAINST the shareholder proposal submitted by Ocean Capital (Proposal 2) and (iii) to the extent authorized under Rule 14a-4(c) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), in the discretion of the proxies named therein with respect to such other business as may properly come before the 2026 Annual Meeting. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise, either by attending the 2026 Annual Meeting and voting their shares in person or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2026 Annual Meeting.

The presence at the 2026 Annual Meeting virtually or representation by proxy of the holders of more than one-third of the outstanding shares of common stock will constitute a quorum. In the event a quorum is not present at the 2026 Annual Meeting or a quorum is present but sufficient votes to approve any of the proposed items are not received, the shareholders of the 2026 Annual Meeting may vote to adjourn the 2026 Annual Meeting.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND THE MEETING

Q. Why did you send me these proxy materials?

A.	This booklet contains a Notice of Annual Meeting of the Shareholders of the Fund, a Proxy Statement that describes the matters to be considered at the 2026 Annual Meeting and provides related information, and a WHITE Proxy. You are receiving these proxy materials because you own, directly or through a broker-dealer, bank, or other intermediary, shares of the Fund’s common stock. For more information on the participants in the Board’s solicitation, please see “Participants in the Solicitation” below.

Q. What happened at the Fund’s 2022 Annual Meeting of Shareholders?

A.	The Fund’s 2022 Annual Meeting of Shareholders (the “2022 Annual Meeting”) was originally convened on January 27, 2022 and has been adjourned a number of times in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business.

The transaction of business at the 2022 Annual Meeting requires a quorum of more than one-third (and before January 29, 2026, required more than one-half) of the outstanding shares of the Fund entitled to vote, represented in person or by proxy. Based on a determination by the inspectors of election, there was no quorum present at the 2022 Annual Meeting as of each date on which the 2022 Annual Meeting has been convened and reconvened. Accordingly, the 2022 Annual Meeting has been adjourned as of each such date to provide the Fund with additional time to solicit proxies from its shareholders to achieve a quorum at the 2022 Annual Meeting. As of the date of this Proxy Statement, the 2022 Annual Meeting has been adjourned to May 21, 2026. The Fund anticipates that if quorum is not present when the Annual Meeting is reconvened on May 21, 2026, the chair of the Annual Meeting will declare that the meeting is concluded without the transaction of business. If this occurs, the Annual Meeting will not be adjourned or reconvened after May 21, 2026. Accordingly, if shareholders wish to submit their votes for the Annual Meeting, they are encouraged to submit their votes before May 21, 2026.

This Proxy Statement relates to the 2026 Annual Meeting and not to the 2022 Annual Meeting. If you return the accompanying WHITE proxy card, your shares will be voted at the 2026 Annual Meeting and not at the 2022 Annual Meeting or for any of the proposals submitted at the 2022 Annual Meeting.

For more information on the 2022 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2022 Annual Meeting on January 6, 2022, as supplemented by Amendment No. 1 filed with the SEC on January 28, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on July 29, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on February 26, 2025, Amendment No. 20 filed with the SEC on April 25, 2025, Amendment No. 21 filed with the SEC on June 20, 2025, Amendment No. 22 filed with the SEC on October 23, 2025, Amendment No. 23 filed with the SEC on January 30, 2026, and as may be further amended from time to time by the Fund.

Q. Who is entitled to vote at the 2026 Annual Meeting?

A.	Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder at the close of business on May 1, 2026.

Q. What am I being asked to consider in connection with the 2026 Annual Meeting?

A.	You are being asked to consider and vote:

•	To elect three directors of the Fund (PROPOSAL 1);

•	Shareholder proposal submitted by Ocean Capital — To terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (PROPOSAL 2); and

•	To transact such other business as may properly come before the 2026 Annual Meeting or any adjournment or postponement thereof.

Q. How does the Board of Directors recommend that the Fund’s shareholders vote on the proposal?

A.	After careful consideration, the Board of Directors, including all the Independent Directors (as defined below), recommends that the shareholders vote:

•	“FOR ALL” on the proposal to elect Gabriel Pagán Pedrero, Luis M. Pellot, and Jorge I. Vallejo as Directors of the Fund.

•	“AGAINST” Ocean Capital’s shareholder proposal to terminate all existing investment advisory and management agreements between the Fund and UBS Asset Managers.

Q. How is Ocean Capital involved in the 2026 Annual Meeting?

A.	Ocean Capital has delivered notice to the Fund stating its intention to nominate three director candidates and submit a proposal at the meeting.

Ocean Capital has filed a proxy statement with the SEC, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2026 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What should I do if I receive any proxy materials or proxy cards from Ocean Capital?

A.	Ocean Capital has filed certain proxy materials with the SEC, and we expect them to continue filing materials and to potentially mail you materials such as a proxy statement and blue proxy card. Only your latest dated proxy will count, and any proxy may be revoked at any time prior to its exercise at the 2026 Annual Meeting. The Fund is not responsible for the accuracy of any information contained in any proxy materials filed or disseminated by, or on behalf of, Ocean Capital or any of their affiliates or any other statements that they may otherwise make.

Q. What is the required shareholder vote for approval of the proposals?

A.	In the election of Directors of the Fund (Proposal 1), the nominees will be elected by a plurality of votes cast at the 2026 Annual Meeting. In other words, if more than three persons are lawfully nominated for election at the 2026 Annual Meeting, only the three nominees receiving the highest number of votes cast at the 2026 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the three nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2025 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election.

Approval of the shareholder proposal submitted by Ocean Capital (Proposal 2) requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the Investment Company Act of 1940, as amended (the “1940 Act”) as the lesser of (1) 67% or more of the shares of the Fund present at the 2026 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2026 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2026 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Q. How do I vote if I am a shareholder of record?

A.	You have three options to vote your shares in the Fund:

•	By Internet:

1.	Find the 16-digit control number on the accompanying WHITE proxy card sent to you in the mail. If you cannot find your WHITE proxy card, please contact your financial advisor or custodian for assistance.

2.	Go to www.proxyvote.com, enter your control number and follow the simple on-screen instructions.

3.	If you have multiple investments, be sure to scroll down after you submit your initial voting instructions, for other ballots that may be outstanding for this and other meetings which would be listed below.

•	By Mail:

1.	Sign and date the accompanying WHITE proxy card sent to you in the mail.

2.	Mail back with the enclosed business reply envelope.

3.	Please note that there may be multiple mailings, so once you have voted the WHITE proxy card, you may discard any future mailings you receive.

•	At the Virtual Meeting:

1.	Register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on June 12, 2026.

Q. How do I vote if I am a beneficial shareholder with my shares held in street name?

A.	If you are a street name shareholder, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to direct your broker, bank or other nominee on how to vote your shares. Street name shareholders should generally be able to vote by telephone or by Internet or by signing, dating and returning a voting instruction form. However, the availability of telephone and Internet voting will depend on the voting process of your broker, bank or other nominee. If you are a street name shareholder, you may not vote your shares by ballot at the 2026 Annual Meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Q. What is a proxy?

A.	A proxy is your legal designation of another person to vote the shares you own. That other person is called a proxy. If you designate someone as your proxy in a written document, that document is also called a proxy or a proxy card. Mr. Edward Ramos and Ms. Maria L. Vilaró have been designated as the Fund’s proxy holders by the Fund’s Board of Directors for the 2026 Annual Meeting. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the 2026 Annual Meeting in accordance with the instructions of the shareholder.

Q. Can I change my vote or revoke my proxy?

A.	Yes. If you are a shareholder of record, you can change your vote or revoke your proxy by attending the 2026 Annual Meeting and voting your shares virtually or by submitting a letter of revocation or a later-dated proxy that is, in either case, received prior to the date of the 2026 Annual Meeting. If you are a street name shareholder, your broker, bank or other nominee can provide you with instructions on how to change your vote.

Q. What should I do if I receive more than one proxy card or set of proxy materials from the Fund?

A.	Your shares may be owned through more than one brokerage or other share ownership account. In order to vote all of the shares that you own in accordance with the recommendations of the Fund’s Board of Directors, you must use the WHITE proxy card you receive in order to vote with respect to each account by telephone, by Internet, or by signing, dating and returning the WHITE proxy card in the postage-paid envelope provided.

Q. How will my shares be voted if I return the accompanying WHITE proxy card?

A.	The shares represented by the accompanying form of WHITE proxy will be voted in accordance with the specifications made on the proxy if it is properly executed and received by the Fund prior to or at the 2026 Annual Meeting. Where a choice has been specified on the WHITE proxy card accompanying this Proxy Statement with respect to the proposal, the shares represented by such WHITE proxy card will be voted in accordance with the specifications therein.

The Directors do not intend to present any other business at the 2026 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2026 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

If you return the accompanying WHITE proxy card that has been validly executed without indicating how your shares should be voted on a matter and you do not revoke your proxy, your proxy will be voted (i) FOR ALL of the Director Nominees to be elected (Proposal 1), (ii) AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers (Proposal 2), and (iii) to the extent authorized under Rule 14a-4(c) under the Exchange Act, in the discretion of the proxies named therein with respect to such other business as may properly come before the 2026 Annual Meeting.

Q. Will my shares be voted if I do nothing?

A.	Pursuant to New York Stock Exchange rules applicable to brokers, if a broker has been provided with competing proxy materials (in addition to the Fund’s proxy materials) for distribution to you, the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. In other words, unless you provide your broker with specific voting instructions, the broker is not permitted to provide a proxy with respect to your shares, and, accordingly, such shares will not count as present for quorum purposes. If the broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

YOUR VOTE IS VERY IMPORTANT. To ensure that your shares are represented at the 2026 Annual Meeting, we urge you to vote TODAY by following the instructions on the accompanying WHITE proxy card to vote by Internet or telephone, or by signing, dating and returning the WHITE proxy card, whether or not you plan to attend the 2026 Annual Meeting. You can revoke your proxy at any time before the proxy or proxies you appointed cast your votes. If your bank, broker or other nominee is the holder of record of your shares (i.e., your shares are held in “street name”), you will receive voting instructions from such holder of record. You must follow these instructions in order for your shares to be voted. We urge you to instruct your broker or other nominee, by following the instructions on the accompanying WHITE proxy card, to vote your shares in line with the Board of Directors’ recommendations on the WHITE proxy card.

Q. What is a quorum?

A.	A quorum is the minimum number of shares required to be present at the 2026 Annual Meeting to properly hold an annual meeting of shareholders and conduct business under the By-Laws and Puerto Rican law. Without a quorum, no business may be transacted at the 2026 Annual Meeting. The presence at the 2026 Annual Meeting virtually or representation by proxy of the holders of more than one-third of the outstanding shares will constitute a quorum.

Abstentions and withhold votes are counted as shares present and entitled to vote for purposes of determining a quorum. If a broker has been provided with competing proxy materials (in addition to the Fund’s proxy materials) for distribution to you, the broker will be prohibited from exercising discretionary authority with respect to any of the proposals to be voted on with respect to your account, unless you provide the broker with specific voting instructions. In these cases, those shares will not be counted for the purpose of determining whether a quorum is present. If the broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In these cases, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions, and such shares will count for the purpose of determining whether a quorum is present.

Q. How will the 2026 Annual Meeting be conducted?

A.	The 2026 Annual Meeting will be conducted virtually. Any shareholder wishing to participate in the 2026 Annual Meeting by means of remote communication can do so. If you were a record holder of shares of common stock of the Fund as of the close of business on the record date, May 1, 2026, please register at https://viewproxy.com/UBSPuertoRico/broadridgevsm/ no later than 5:00 p.m. Atlantic Standard Time (5:00 p.m. Eastern Daylight Time) on June 12, 2026 to attend and vote at the 2026 Annual Meeting. Broadridge will then e-mail you the login information and instructions for attending and voting at the 2026 Annual Meeting.

Q. If I can’t attend the 2026 Annual Meeting, can I vote later?

A.	No, any votes submitted after the closing of the polls at the 2026 Annual Meeting will not be counted. You do not need to attend the virtual Meeting to vote if you submitted your vote via proxy in advance of the 2026 Annual Meeting. Whether or not shareholders plan to attend the 2026 Annual Meeting, we urge shareholders to vote and submit their WHITE proxy in advance of the 2026 Annual Meeting by one of the methods described in the proxy materials.

Q. Who can help answer any other questions I may have?

A.	If you have any questions or require any assistance with voting your shares, or if you need additional copies of the proxy materials, please contact the Fund’s proxy solicitor, Okapi Partners, at (877) 566-1922 or at info@okapipartners.com.

YOUR VOTE IS IMPORTANT REGARDLESS OF THE SIZE OF YOUR HOLDINGS IN THE FUND. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING, WE ASK THAT YOU PLEASE COMPLETE, SIGN AND DATE THE WHITE PROXY CARD DELIVERED TO YOU AND RETURN IT PROMPTLY. RETURNING YOUR WHITE PROXY CARD WILL NOT PREVENT YOU FROM VOTING AT THE MEETING, BUT WILL ENSURE THAT YOUR VOTE IS COUNTED IF YOU ARE UNABLE TO ATTEND.

BACKGROUND OF THE SOLICITATION

The Fund is one of nine closed-end funds advised by UBS Asset Managers, the Fund’s investment adviser, that have been targeted in proxy contests in a multi-year activism campaign by Ocean Capital. The summary below details significant events relating to Ocean Capital’s campaigns at the 2022 Annual Meeting, 2024 Annual Meeting and 2026 Annual Meeting of Shareholders, and relating to the litigation between the Fund and Ocean Capital.

2022 Annual Meeting

On December 17, 2021, the Fund received a notice from Ocean Capital stating its intention to nominate four director candidates and submit one proposal at the 2022 Annual Meeting. The 2022 Annual Meeting was originally convened on January 27, 2022 and has been subsequently adjourned a number of times, most recently to May 21, 2026, in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business. As of the date of this Proxy Statement, the 2022 Annual Meeting has been adjourned to May 21, 2026.

Ocean Capital’s solicitation relating to the 2022 Annual Meeting has been the subject of legal proceedings described further under the sub-heading “Legal Proceedings” below.

For more information about the 2022 Annual Meeting, please refer to the definitive proxy statement filed by the Fund with the SEC relating to the 2022 Annual Meeting on January 6, 2022, as supplemented by Amendment No. 1 filed with the SEC on January 28, 2022, Amendment No. 2 filed with the SEC on March 18, 2022, Amendment No. 3 filed with the SEC on May 6, 2022, Amendment No. 4 filed with the SEC on June 10, 2022, Amendment No. 5 filed with the SEC on July 29, 2022, Amendment No. 6 filed with the SEC on September 23, 2022, Amendment No. 7 filed with the SEC on December 16, 2022, Amendment No. 8 filed with the SEC on March 10, 2023, Amendment No. 9 filed with the SEC on June 2, 2023, Amendment No. 10 filed with the SEC on August 4, 2023, Amendment No. 11 filed with the SEC on November 3, 2023, Amendment No. 12 filed with the SEC on January 17, 2024, Amendment No. 13 filed with the SEC on February 6, 2024, Amendment No. 14 filed with the SEC on April 22, 2024, Amendment No. 15 filed with the SEC on July 19, 2024, Amendment No. 16 filed with the SEC on October 21, 2024, Amendment No. 17 filed with the SEC on December 20, 2024, Amendment No. 18 filed with the SEC on January 21, 2025, Amendment No. 19 filed with the SEC on February 26, 2025, Amendment No. 20 filed with the SEC on April 25, 2025, Amendment No. 21 filed with the SEC on June 20, 2025, Amendment No. 22 filed with the SEC on October 23, 2025, Amendment No. 23 filed with the SEC on January 30, 2026, and as may be further amended from time to time by the Fund.

2024 Annual Meeting

On December 15, 2023, the Fund received a notice from Ocean Capital stating its intention to nominate two director candidates and submit five proposals at the 2024 Annual Meeting, including a proposal to terminate the Fund’s investment advisory agreement with its investment adviser (the “Advisory Agreement Proposal”). On December 22, 2023, the Fund rejected the notice with respect to the Advisory Agreement Proposal because the Board of Directors determined that Ocean Capital’s notice for such proposal failed to comply with the advance notice provisions set forth in the Fund’s organizational documents for notice of shareholder proposals. Specifically, the Board of Directors rejected the notice with respect to the Advisory Agreement Proposal because it believes that Ocean Capital intends the proposal to cause a liquidation of the Fund from which its principals will receive a disproportionate financial benefit as compared to the primary shareholder base of the Fund. Ocean Capital’s principals are Act 22 beneficiaries and would receive distributions from a liquidation entirely tax-free; by contrast, the Fund’s primary shareholder base are Puerto Rico residents who would incur greater tax liability from a liquidation. Ocean Capital failed to disclose this material interest in the Advisory Agreement Proposal that is not shared with other shareholders in violation of the advance notice provisions of the Fund’s bylaws.

The 2024 Annual Meeting was originally convened on January 16, 2024 and was subsequently adjourned a number of times, ultimately to January 29, 2026, in order to solicit proxies from the Fund’s shareholders to achieve a quorum for the transaction of business.

On January 29, 2026, the 2024 Annual Meeting re-convened. At the 2024 Annual Meeting, Ms. Mojdeh Khaghan and Mr. Ian McCarthy were elected as directors and Ocean Capital’s shareholder proposals to (a) repeal any provision of, or amendment to, the Amended and Restated By-Laws of the Fund (the “By-Laws”) adopted by the Board without the approval of the Fund’s shareholders subsequent to December 30, 2021, (b) amend Article II, Section 8 of the By-Laws to lower the quorum threshold for shareholder meetings from one-half to one-third of all outstanding shares entitled to vote, (c) amend Article II, Section 8 of the By-Laws to provide that the power to adjourn shareholder meetings belongs exclusively to the shareholders, and (d) amend Article II, Section 8 of the By-Laws of the Fund to add a supermajority voting standard for all future amendments of that section were adopted. The Advisory Agreement Proposal was not presented for a vote and no votes were cast or counted in favor of such proposal.

2026 Annual Meeting

On August 5, 2025, the Fund received by mail shareholder proposal pursuant to Rule 14-8 under the Exchange Act, from Ocean Capital with respect to the 2026 Annual Meeting, seeking termination of all existing investment advisory and management agreements with its advisor. This proposal was inadvertently disregarded by the Fund. Ocean Capital failed to file an amendment to its Schedule 13D to report submission of the proposal, and did not notify the Fund or its counsel by email of the proposal.

On December 23, 2025, the Fund filed a definitive proxy statement with respect to the 2026 Annual Meeting (the “Original Proxy Statement”).

On December 30, 2025, Ocean Capital submitted notice to the Fund stating its intention to nominate three director candidates for election at the 2026 Annual Meeting (the “Nomination Notice”). The Nomination Notice stated that Ocean Capital had submitted a shareholder proposal pursuant to Rule 14a-8 under the Securities Exchange Act of 1934, as amended, on August 5, 2025 (the “14a-8 Proposal”). This was the first time that Ocean Capital had disclosed the submission of the 14a-8 Proposal.

On December 31, 2025, Ocean Capital filed a preliminary proxy statement with respect to the 2026 Annual Meeting.

On January 8, 2026, the Fund filed materials with the SEC confirming that notice of Ocean Capital’s shareholder proposal was delivered by FedEx at the Fund’s principal executive offices on or about August 6, 2025, but was inadvertently disregarded by the Fund.

On January 14, 2026, the Fund filed a supplement to the Original Proxy Statement stating the intent to postpone the 2026 Annual Meeting.

On January 15, 2026, Ocean Capital filed a definitive proxy statement with respect to the 2026 Annual Meeting.

On March 24, 2026, the Fund submitted an opposition statement to the 14a-8 Proposal with Ocean Capital.

On May 5, 2026, the Fund filed this amended definitive proxy statement with respect to the 2026 Annual Meeting. The Fund intends to mail this proxy statement no earlier than the tenth date following the date hereof.

Legal Proceedings

On February 28, 2022, the Fund and seven other funds filed a complaint against Ocean Capital and certain other defendants in the U.S. District Court for the District of Puerto Rico, captioned Tax-Free Fixed Income Fund For Puerto Rico Residents, Inc. et al. v. Ocean Capital LLC et al., No. 22-cv-01101 (D.P.R.) (the “Federal Securities Litigation”). The Federal Securities Litigation alleges that the defendants’ conduct in connection with their proxy solicitations with respect to such funds, including the Fund’s 2022 Annual Meeting, violated Sections 13(d), 14(a), and 20(a) of the Exchange Act.

On August 10, 2023, the magistrate judge in the Federal Securities Litigation issued a report recommending dismissal of the Fund’s claims. On September 8, 2023, the federal district court issued a decision and order adopting that report in full, and entering judgment closing the case. On September 11, 2023, the court vacated its judgment. On September 13, 2023, the court issued an order dismissing the Fund’s claims and retaining jurisdiction as to the other matters before the court, including Ocean Capital’s Amended Counterclaims related to other Fund plaintiffs.

On September 22, 2023, the Fund filed a Motion requesting the court enter final judgment, which would permit the Fund to pursue an appeal of the dismissal of the Federal Securities Litigation, and a stay of all proceedings in the interim. On October 26, 2023, the district court entered an order referring Ocean Capital’s Counterclaims to the magistrate judge to hold a hearing and issue a Report and Recommendation. On October 30, 2023, Ocean Capital filed a motion seeking expedited relief from the magistrate judge.

On May 13, 2024, the magistrate judge issued a Report and Recommendation which recommended issuing on order granting relief on Ocean Capital’s Counterclaims and entering a stay of that order through the final resolution of the Funds’ appeal in the United States Court of Appeals for the First Circuit. On May 24, 2024, Ocean Capital filed objections to the magistrate judge’s Report and Recommendation, arguing that a stay pending appeal should not issue. On June 7, 2024, the Funds filed a response to Ocean Capital’s objections. On June 10, 2024, Ocean Capital filed a motion for leave to file a reply in support of its objections.

On July 11, 2024, the District Court adopted the magistrate judge’s Report and Recommendation in part, entering judgment in favor of Ocean Capital on its Amended Counterclaims but denying the Funds’ Motion for Stay. On July 12, 2024, the Funds filed a Notice of Appeal to the First Circuit. On July 16, 2024, the Funds filed a Motion for Stay Pending Appeal and Emergency Motion for a Temporary Stay Pending Disposition of the Motion for Stay Pending Appeal in the First Circuit. On July 17, 2024, the First Circuit issued an order staying the District Court’s Order and Final Judgment until further order, and set a briefing schedule for the appeal.

On September 10, 2024, argument was held in the First Circuit regarding the Funds’ appeal.

On May 12, 2025, the United States Court of Appeals for the First Circuit affirmed the dismissal of the Fund’s claims alleging securities law violations by Ocean Capital LLC and the other defendants. Because the First Circuit affirmed the dismissal of the claims alleging securities law violations, it also affirmed the District Court’s judgment in favor of counterclaims by Ocean Capital that sought to require three of the plaintiff funds to seat Ocean Capital’s director nominees at those funds.

On July 8, 2025, Ocean Capital moved in the District Court for an award of attorney’s fees from other plaintiff funds. On February 13, 2026, Ocean Capital filed a motion for leave to amend its attorney’s fees motion so that the motion also sought attorney’s fees from the Fund. On February 20, 2026, the District Court issued orders denying Ocean Capital’s original attorney’s fees motion and denying as moot Ocean Capital’s motion to amend the original attorney’s fees motion to seek attorney’s fees from the Fund. On March 17, 2026, Ocean Capital filed a Notice of Appeal to the First Circuit with respect to both of the February 20, 2026 orders. That appeal remains pending.

VOTING SECURITIES AND PRINCIPAL HOLDERS THEREOF

The close of business on May 1, 2026 has been fixed as the record date for the determination of the shareholders entitled to notice of and to vote at the 2026 Annual Meeting and all adjournments and postponements thereof.

Each shareholder is entitled to one vote for each full share of common stock held and a corresponding fraction of a vote for each fractional share of common stock held by the shareholder on May 1, 2026. On such date, there were 30,909,810 shares of common stock outstanding.

Please see “Security Ownership of Certain Beneficial Owners and Management” below for a list of each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares.

PROPOSAL 1:   TO ELECT THREE DIRECTORS OF THE FUND’S BOARD OF DIRECTORS

At the 2026 Annual Meeting, the following persons are to be nominated for election as members of the Fund’s Board of Directors (the “Director Nominees”), each to hold office until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. The Board of Directors is divided into three classes, namely Class I, Class II, and Class III. Each year, the term of office of one class expires, and the re-election for such Class will be for a term of three years. Unless authority is withheld, it is the intention of the persons named in the WHITE proxy card accompanying this Proxy Statement to vote such proxy “FOR ALL” of the Director Nominees appearing below to be elected. Each Director Nominee has indicated that they will serve if elected, but if any Director Nominee should be unable to serve, the proxy will be voted for any other person determined by the attorneys-in-fact named in the proxy in accordance with their judgment.

Mr. Pellot served as a member of the Board of Directors during the entirety of the fiscal year ended September 30, 2025. Messrs. Pedrero and Vallejo did not serve as members of the Board of Directors during the fiscal year ended September 30, 2025. Currently, none of the Director Nominees is an “interested person” as defined in Section 2(a)(19) of the 1940 Act. Members of the Board of Directors who are not “interested persons” as defined in the 1940 Act are referred to herein as “Independent Directors”.

Shareholders who wish to recommend a nominee should send nominations to the Fund Secretary at the address, within the timeframe and with the materials described in “Shareholder Proposals”.

The Board of Directors intends to nominate the following persons to be elected as Directors:

Name	Expiration of Term	Class
Jorge I. Vallejo	2028	II
Gabriel Pagán Pedrero	2029	III
Luis M. Pellot	2029	III

Certain biographical and other information related to the Director Nominees is set forth below, including their ages, their principal occupations for the last five years, the length of time served as a member of the Board of Directors, the total number of Affiliated Funds (such term as defined in the table below) overseen and public directorships held. For additional biographical information concerning the Director Nominees, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Independent Director Nominees
Jorge I. Vallejo (71)	Director	Class II†; Current term expires in 2027†	Managing Partner of Vallejo & Vallejo, since April 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.	5 funds	None
Gabriel Pagán Pedrero (72)	Director	Class III; Current term expires in 2026†	Vice President of Insular Construction and Supply Company Inc. since 1984. Former President of West Indian Products Corporation until 2013, and former Vice President of Commercial Adolfo S. Pagán, Inc.	5 funds	None
Luis M. Pellot (77)	Director	Class III; Current term expires in 2026 Director since 2004	President of Pellot-González, Tax Attorneys & Counselors at Law, PSC (legal services business), since 1989.	20 funds consisting of 25 portfolios	None
*	The address of each Director Nominee is UBS Trust Company of Puerto Rico, American International Plaza Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed.
***	The “UBS Family of Funds” consists of GNMA & US Government Target Maturity Fund for Puerto Rico Residents, Inc.; Multi-Select Securities Fund for Puerto Rico Residents; Short Term Investment Fund for Puerto Rico Residents, Inc.; Tax Free Fund II for Puerto Rico Residents, Inc.; Tax Free Target Maturity Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund III for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.; Tax-Free Fixed Income Fund VI for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Bond Fund II for Puerto Rico Residents, Inc.; Tax-Free High Grade Portfolio Target Maturity Fund for Puerto Rico Residents, Inc.; U.S. Monthly Income Fund for Puerto Rico Residents, Inc.; and US Mortgage-Backed & Income Fund for Puerto Rico Residents, Inc. The “Puerto Rico Residents Family of Funds” consists of Puerto Rico Residents Tax-Free Fund II, Inc.; Puerto Rico Residents Tax-Free Fund III, Inc.; Puerto Rico Residents Tax-Free Fund V, Inc.; and Puerto Rico Residents Bond Fund I. The UBS Family of Funds and the Puerto Rico Residents Family of Funds are managed by UBS Asset Managers of Puerto Rico (“UBS Asset Managers”), a division of UBS Trust Company of Puerto Rico (“UBS Trust PR”). For Messrs. Pellot, Pedrero, and Vallejo, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds.
†	Mr. Vallejo was appointed as a director by the Board of Directors, effective January 1, 2026, subject to the shareholder ratification as required by Article II Section 6 of the Amended and Restated Bylaws of the Fund. In the event that Mr. Vallejo or his successor is elected at the 2026 Annual Meeting, he (or such successor) shall serve until the 2028 Annual Meeting of Shareholders and until his successor is elected and qualified.

Certain biographical and other information relating to the Directors whose terms of office did not expire in 2026, as well as the Fund’s officers, is set forth below, including their ages, their principal occupations for at least the last five years, the length of time served as a member of the Board of Directors or officer of the Fund, the total number of Affiliated Funds overseen, and public directorships held. For additional biographical information concerning the Directors whose terms of office did not expire in 2026, see “Board Diversification and Director Qualifications”.

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Interested Director
Carlos V. Ubiñas**** (71)	Director, Chairman of the Board of Directors, and President	Class II; Term expires in 2028†† President since 2015; Chairman of the Board of Directors since 2012; and Director since 2003	Chief Executive Officer since 2009,
President since 2005; Managing Director,
Head Asset Management and Investment
Banking of UBS Financial Services Inc.
since 2014; former Chief Operating Officer
and Executive Vice President of UBS
Financial Services Inc. from 1989 to 2005.
UBS Financial Services Inc. is an affiliate
			of the Fund.	15 funds consisting of 20 portfolios	None
Independent Directors
Carlos J. Nido (61)	Director	Class II; Term expires in 2028†† Director since 2007	President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare since 2016.	20 funds consisting of 25 portfolios	None
Mojdeh L. Khaghan (59)	Director	Class I; Term expires in 2027 Director since 2026	Principal of the Morgan Reed Group, a diversified real estate and securities investment firm with investments across the United States and Puerto Rico, where she has worked since 1997.	None.	None
Ian McCarthy (35)	Director	Class I; Term expires in 2027 Director since 2026

Head of Originations of Fairview Asset
Management, LLC, an investment
management services firm, where he has
worked since June 2020;

Director, Originations & Fundraising, of
Stabilis Capital Management, LP, an
investment firm, where he worked from
January 2018 to May 2020.

				None.	None
Officers
José Grau (62)	Treasurer	Treasurer since 2025	Chief Financial Officer of UBS Financial
			Services Inc. of Puerto Rico from 2013 to 2021; Treasurer of UBS Financial Services Inc. until 2021; and Director, Chief Financial Officer, Board member and Business Manager of UBS Trust Company of Puerto Rico.	Not applicable	None
Luz N. Colón (51)	Chief Compliance Officer	Chief Compliance Officer since 2013	Executive Director and Chief Compliance Officer of UBS Asset Managers of Puerto Rico and the UBS Family of Funds.	Not applicable	None
Heydi Cuadrado (45)	Assistant Treasurer and Vice President	Assistant Treasurer and Vice President since 2025	Director of UBS Trust Company of Puerto Rico, since March 2012.	Not applicable	None
Edward Ramos (58)	Vice President	Vice President since 2025	Associate Director of UBS Trust Company of Puerto Rico, since 2006.	Not applicable	None
María L. Vilaró (63)	Vice President	Vice President since 2025	Associate Director of UBS Trust Company of Puerto Rico, since 2009.	Not applicable	None

Name, Address*, and Age	Position(s) Held with the Fund	Term of Office and Length of Time Served**	Principal Occupation(s) During Past Five Years	Number of Affiliated Funds Overseen***	Public Directorships
Liana Loyola (64)	Secretary	Secretary since 2014	Attorney in private practice since 2009.	Not applicable	None

*	The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza - Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918.
**	Each Director holds his or her office from the time of their election and qualification until the election meeting for the year in which his or her term expires and until his or her successor shall have been elected and shall have qualified, or until his or her death, or until December 31 of the year in which he or she shall have reached eighty-five (85) years of age (except that (A) any director that has reached eighty-five (85) years of age as of December 31 of any given year may continue to serve on the Board (i) for the remaining term of the class such director was assigned to and (ii) one (1) additional term of such class, provided all the other directors vote in favor of either term of extension, and (B) any such extension will be through the end of the applicable term and until such Director’s successor shall have been elected and qualified), or until he or she shall have resigned or been removed. Each Officer is annually elected by and serves at the pleasure of the Board of Directors.
***	For Mr. Ubiñas, the Affiliated Funds consist of the UBS Family of Funds. For Mr. Nido, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds. Ms. Khaghan and Mr. McCarthy do not have any Affiliated Funds.
****	Considered an “Interested Director” of the Fund as that term is defined in Section 2(a)(19) of the 1940 Act as a result of his employment as an officer of the Fund, the Fund’s investment adviser, or an affiliate thereof.

††	Messrs. Ubiñas and Nido have been nominated for election at the 2022 Annual Meeting as Class II directors to serve until the 2025 Annual Meeting and until such directors’ successors have been elected and qualified. Ocean Capital has also submitted notice of its intent to nominate Ethan A. Danial, José R. Izquierdo II, and Brent D. Rosenthal for election as Class II directors at the 2022 Annual Meeting. No directors have been elected at the 2022 Annual Meeting as of the date of this Proxy Statement because the meeting has not achieved a quorum for the transaction of business. See “What happened at the Fund’s 2022 Annual Meeting of Shareholders?” above for more information.

On January 16, 2025, Messrs. Ubiñas and Nido were elected as Class II directors to serve until the 2028 Annual Meeting of Shareholders. If the vote at the 2022 Annual Meeting is subsequently certified, Messrs. Ubiñas and Nido will continue to serve as directors in their existing term and the directors up for election as Class II directors at the 2022 Annual Meeting would not serve as directors in the term to which they were elected.

As of the close of business on May 1, 2026, the Directors and Officers of the Fund as a group beneficially owned an aggregate of less than 1% of the Fund’s outstanding shares. The Fund’s By-Laws define beneficial ownership to comprise all shares that a person, together with such person’s affiliates and associates (as defined in Rule 12b-2 under the Exchange Act), may be deemed to beneficially own pursuant to Rules 13d-3 and 13d-5 of the Exchange Act, as well as all shares that such person, together with such person’s affiliates and associates, has the right to become the beneficial owner pursuant to any agreement or understanding, or upon the exercise of warrants, options or rights to convert or exchange (whether such rights are exercisable immediately or only after the passage of time or the occurrence of conditions).

The Board

Mr. Ubiñas, the Chairman of the Board, is an Interested Director because of his affiliation with the Fund’s investment adviser. The position of the lead Independent Director is vacant. The lead Independent Director generally acts as chairman of meetings or executive sessions of the Independent Directors and, when appropriate, represents the views of the Independent Directors to management. The Board has determined that its leadership structure is appropriate for the Fund because it enables the Board to exercise informed and independent judgment over matters under its purview, allocates responsibility among committees in a manner that fosters effective oversight and allows the Board to devote appropriate resources to specific issues in a flexible manner as they arise. The Board periodically reviews its leadership structure as well as its overall structure, composition and functioning and may make changes in its discretion at any time.

During the fiscal year ended September 30, 2025 the Fund’s Board of Directors met seven times. During that period, each of the Independent Directors attended 100% of the meetings of the Board of Directors and Mr. Ubiñas attended 71% of the meetings of the Board of Directors. The aggregate remuneration by the Fund to Independent Directors then serving in such capacity for attendance at such meetings held during the fiscal year ended September 30, 2025 amounted to $24,446.73.

The Fund does not have a policy regarding director attendance at the Annual Meeting of Shareholders, and none of the Directors attended the 2025 Annual Meeting of Shareholders.

Audit Committee

The Fund’s Board of Directors has a separately designated Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act, which is responsible for overseeing the Fund’s accounting, financial reporting and auditing policies and practices and for recommending to the Board of Directors any action to ensure that the Fund’s accounting and financial reporting are consistent with acceptable accounting standards applicable to the mutual fund industry. The Board of Directors has adopted an Audit Committee Charter, which is included with this Proxy Statement as Appendix B. The Audit Committee is composed solely of Independent Directors, consisting of Messrs. Nido, Pedrero and Pellot. The Audit Committee is advised by independent legal counsel in connection with its duties. The Chair position of the of the Audit Committee is currently vacant.

The Audit Committee met five times during the fiscal year ended September 30, 2025. Each of the directors who were members of the Audit Committee during the fiscal year ended September 30, 2025, attended 100% of the Audit Committee meetings during such fiscal year. The aggregate remuneration by the Fund to the directors then serving in such capacity for attendance at such meetings during the fiscal year ended September 30, 2025, amounted to $6,000.00.

Audit Fees. The aggregate fees billed for professional services rendered by Ernst & Young LLP (“E&Y”) for the audit of the Fund’s annual financial statements and for services that are normally provided by E&Y in connection with statutory and regulatory filings for the fiscal years ended September 30, 2024, and September 30, 2025, were $70,766 and $79,343, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services by E&Y that reasonably relate to the performance of the audit of the Fund’s financial statements and are not reported as audit fees for the fiscal years ended September 30, 2024, and September 30, 2025, were $9,071 and $9,414, respectively. These services for the fiscal year ended September 30, 2025 consisted of one or more of the following: (i) agreed upon procedures related to compliance with Internal Revenue Code section 817(h), (ii) security counts required by Rule 17f-2 under the 1940 Act, (iii) advisory services as to the accounting or disclosure treatment of Fund transactions or events and (iv) advisory services to the accounting or disclosure treatment of the actual or potential impact to the Fund of final or proposed rules, standards or interpretations by the Securities and Exchange Commission, the Financial Accounting Standards Boards or other regulatory or standard-setting bodies. There were no audit-related fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

Tax Fees. The aggregate fees billed for professional services rendered by E&Y for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the fiscal years ended September 30, 2024, and September 30, 2025, were $10,412 and $10,412, respectively. There were no tax fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

All Other Fees. The aggregate fees billed for any other products or services provided by E&Y for the fiscal years ended September 30, 2024, and September 30, 2025, other than the services disclosed above, were $0 and $0, respectively. There were no “all other” fees required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X during the fiscal years indicated above.

The Fund’s Audit Committee Charter requires that the Audit Committee pre-approve all audit and permissible non-audit services to be provided to the Fund by the Fund’s independent registered public accounting firm; provided, however, that the pre-approval requirement with respect to non-auditing services to the Fund may be waived consistent with the exceptions provided for in the Exchange Act. All the audit and tax services described above for which E&Y billed the Fund fees for the fiscal years ended September 30, 2024, and September 30, 2025, were pre-approved by the Audit Committee. For the fiscal years ended September 30, 2024, and September 30, 2025, the Fund’s Audit Committee did not waive the pre-approval requirement of any non-audit services to be provided to the Fund by E&Y.

The aggregate fees billed by E&Y for non-audit services rendered to the Fund, its investment adviser and any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the Fund for the fiscal years ended September 30, 2024, and September 30, 2025, other than those disclosed above, were $0 and $0, respectively.

The Audit Committee of the Fund’s Board considered the provision of non-audit services that were rendered to the Fund’s investment adviser, and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the Fund that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X and concluded that such services are compatible with maintaining the principal accountant’s independence.

Representatives of E&Y are invited to attend the 2026 Annual Meeting and, if in attendance, such representatives will have the opportunity to make a statement if they desire to do so and be available to respond to appropriate questions.

Audit Committee Report. The Audit Committee has reviewed and discussed the Fund’s audited financial statements for the fiscal year ended September 30, 2025, with management of the Fund and with E&Y. The Audit Committee has received written disclosures and the letter required by the Independence Standards Board Standard No. 1, as may be modified or supplemented, from E&Y, independent auditors for the Fund. The Audit Committee has discussed with E&Y its independence with respect to the Fund and certain matters required to be discussed by Statements on Auditing Standards No. 114, as may be modified or supplemented. E&Y meets the independence requirements under AICPA standards and is independent from the Fund considering the independence rules of the Securities and Exchange Commission (the “SEC”). Following the Audit Committee’s review and discussion regarding the audit of the Fund’s financial statements with Fund management and E&Y, the Audit Committee recommended to the Board of Directors that the Fund’s audited financial statements for the Fund’s most recently completed fiscal year be included in the Fund’s Annual Report to Shareholders. In addition, pursuant to the request of the Independent Directors who serve on the Audit Committee, executive sessions were held throughout the year with E&Y and Fund management to discuss any concerns the Independent Directors may have had regarding the Fund. The Audit Committee is notified by Fund management or E&Y if any material concerns arise during the course of the audit and preparation of the audited financial statements and before they are mailed to shareholders as part of the Fund’s Annual Report to Shareholders. The Audit Committee has not received any such notifications for the fiscal year ended September 30, 2025, as of the date of this Proxy Statement.

Luis M. Pellot, Member of the Audit Committee

Carlos Nido, Member of the Audit Committee

Gabriel Pagán Pedrero, Member of the Audit Committee

Dividend Committee

The Dividend Committee is responsible for the determination of the amount, the form, and record date of any dividends to be declared and paid by the Fund. The Dividend Committee has three members, Messrs. Pellot and Nido, who are Independent Directors, and Mr. Ubiñas, who is an Interested Director. The Dividend Committee did not meet during the fiscal year ended September 30, 2025.

Compensation Committee

The Fund does not have a standing compensation committee.

Nominating Committee

The Fund has a Nominating Committee composed of three Independent Directors, who are Messrs. Nido, Pedrero and Pellot. The principal responsibilities of the Nominating Committee are to identify individuals qualified to serve as Independent Directors of the Fund and to recommend its nominees for consideration by the full Board of Directors. The Independent Directors have retained independent legal counsel to assist them in connection with these duties. While the Nominating Committee is solely responsible for the selection and nomination of the Fund’s Independent Directors, the Nominating Committee may consider nominations for the office of Director made by Fund shareholders as it deems appropriate. Shareholders who wish to recommend a nominee should send nominations to the Fund’s Secretary that include biographical information and set forth the qualifications of the proposed nominee. The Nominating Committee evaluates nominees from whatever source using the same standard. The Fund has adopted a written Charter for the Nominating Committee, which is included with this Proxy Statement as Appendix C. The Nominating Committee did not meet during the fiscal year ended September 30, 2025.

In identifying and evaluating a potential nominee to serve as an Independent Director of a Fund, the Nominating Committee will consider, among other factors, (i) the contribution that the person can make to the Board of Directors, with consideration being given to the person’s business and professional experience, education, and such other factors as the Committee may consider relevant; (ii) the character and integrity of the person; (iii) whether or not the person is “independent” as that term is defined in Section 2(a)(19) of the 1940 Act and whether the person is otherwise qualified under applicable laws and regulations to serve as a Director; (iv) whether or not the person has any business, charitable, financial or family relationships with Fund management, the investment adviser or manager of the Fund, any sub-adviser to the Fund, Fund service providers or their affiliates; (v) whether the individual is financially literate pursuant to applicable standards; (vi) whether or not the person serves on boards of, or is otherwise affiliated with, competing financial service organizations or their related investment company complexes; (vii) whether or not the person is willing to serve, and willing and able to commit the time necessary to perform the duties of a Fund Director; and (viii) whether or not the selection and nomination of the person would be consistent with the Fund’s retirement policy.

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience, and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question, and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and/or other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes, and skills of directors are pursuant to requirements of the SEC, do not constitute holding out of the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

Luis M. Pellot. Mr. Pellot has been the President of Pellot-González, Tax Attorneys & Counselors at Law, PSC since 1989. He is also a member of the Puerto Rico Bar Association, Puerto Rico Manufacturers Association, Puerto Rico Chamber of Commerce, Puerto Rico General Contractors Association, Puerto Rico Hotel & Tourism Association and Hispanic National Bar Association and President of Tax Committee, Puerto Rico Chamber of Commerce from 1996 to 1997. He has been an Independent Director and member of the Audit Committee of the UBS Family of Funds since 2002.

Carlos J. Nido. Mr. Nido has been the President of Green Isle Capital LLC, a Puerto Rico Venture Capital Fund under law 185 investing primarily in feature films and healthcare, since 2015. He is also President and Executive Producer of Piñolywood Studios LLC. He also serves as a member of the Board of Grupo Ferré Rangel, GFR Media, LLC, the UBS Puerto Rico family of Mutual Funds, B. Fernández & Hnos. Inc., Puerto Rico Ambulatory Surgery Center, and the San Jorge Children’s Foundation; Member of the Advisory Board of Advent Morro Private Equity Funds. Former Senior Vice President of Sales of El Nuevo Día, President of Del Mar Events. He is the former President and founder of Virtual, Inc. and Zona Networks and General Manager of Editorial Primera Hora from 1997 until 1999.

Carlos V. Ubiñas. Mr. Ubiñas has been the Chief Executive Officer of UBS Financial Services, Inc. since 2009. He has also been the President of UBS Financial Services, Inc. since 2005 and the Managing Director, Head Asset Management and Investment Banking of UBS Financial Services, Inc. since 2014. He is the former Chief Operating Officer and Executive Vice President of UBS Financial Services, Inc. from 1989 to 2005.

Gabriel Pagán Pedrero. Mr. Pagán has been Vice President of Insular Construction and Supply Company Inc. since 1984. He was President of West Indian Products Corporation until 2013 and is the former Vice President of Commercial Adolfo S. Pagán, Inc.

Jorge I. Vallejo. Mr. Vallejo has been Managing Partner of Vallejo & Vallejo since 1992, a real estate appraisal and consulting firm in San Juan, Puerto Rico. Mr. Vallejo is also partner of various special partnerships involved in real estate development.

Mojdeh L. Khaghan. Ms. Khaghan is an attorney admitted to practice in Florida and New York. Since 1997, she has been employed as a Principal of the Morgan Reed Group, a diversified real estate and securities investment firm with investments across the United States and Puerto Rico. Ms. Khaghan has specialized in securities litigation, stockholder class and derivative actions and trust and estate litigation. Her portfolio of civic engagement and service includes service with the Jackson Health System Financial Recovery Board and Public Health Trust (the governing body of one of the largest public hospitals in the United States, located in Miami) from 2013 to 2019 and again from 2024 to present, where she served as Treasurer and Chair of the Audit & Compliance Subcommittee from 2012 to 2015 and again from 2024 to present, and as a member of the Jackson Health System Pension Subcommittee (an employee pension plan with assets in excess of $1 billion) from 2018 to present. Ms. Khaghan has also served as Chair of the City of Miami Beach Budget Advisory Committee since 2020, as Commissioner of the Housing Authority of the City of Miami Beach since 2017 and on the Personnel Board of the City of Miami Beach from 2011 to 2016. Since 2020, Ms. Khaghan has served as a member of the Florida Bar Grievance Committee, Miami- Dade Subcommittee 11-B. Ms. Khaghan earned her B.A. from Columbia University in 1988 and her J.D. from Columbia Law School in 1991.

Ian McCarthy. Mr. McCarthy is a Puerto Rico-based investment professional with experience in unconventional debt restructurings and loan workouts in the commercial real estate finance space. Mr. McCarthy currently serves as the Head of Originations at Fairview Asset Management, LLC, an investment management services firm based in Puerto Rico, a position he has held since June 2020. Prior to that, Mr. McCarthy served as Director, Originations & Fundraising, at Stabilis Capital Management, LP, a New York-based investment firm, from January 2018 until May 2020. He previously worked at Ten-X, a real estate trading software platform, from June 2014 to December 2017 and as an analyst at Rockwood Real Estate Advisors, a California real estate advisory firm. Mr. McCarthy earned his B.A. in Economics from Kenyon College in 2013.

Risk Oversight

The day-to-day operations of the Fund, including the management of risk, are performed by third party service providers, such as the Fund’s investment adviser and administrator. The Board of Directors is responsible for overseeing the Fund’s service providers and thus has oversight responsibilities with respect to risk management performed by those service providers. Risk management seeks to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Fund. The Fund and its service providers employ a variety of processes, procedures, and controls to identify certain of those possible events or circumstances, to lessen the probability of their occurrence and/or to mitigate the effects of such events or circumstances if they do occur.

Not all risks that may affect the Fund can be identified nor can controls be developed to eliminate or mitigate their occurrence or effects. It may not be practical or cost effective to eliminate or mitigate certain risks, the processes and controls employed to address certain risks may be limited in their effectiveness, and some risks are simply beyond the reasonable control of the Fund or the investment adviser or other service providers. Moreover, it is necessary to bear certain risks (such as investment-related risks) to achieve the Fund’s goals. As a result of the foregoing and other factors, the Fund’s ability to manage risk is subject to substantial limitations.

Risk oversight forms part of the Board’s general oversight of the Fund and is addressed as part of various Board and Committee activities. As part of its regular oversight of the Fund, the Board, directly or through a committee, interacts with and reviews reports from, among others, the Fund’s investment adviser, the Fund’s administrator, the Fund’s chief compliance officer and its independent registered public accounting firm, as appropriate, regarding risks faced by the Fund. The Board is responsible for overseeing the nature, extent and quality of the services provided to the Fund by the investment adviser and receives information about those services at its regular meetings. In addition, on an annual basis, in connection with its consideration of whether to renew the Investment Advisory Agreement, the Board meets with the investment adviser to review the services provided. Among other things, the Board regularly considers the investment adviser’s adherence to the Fund’s investment restrictions and compliance with various Fund policies and procedures and with applicable securities regulations. The Board has appointed a chief compliance officer who oversees the implementation and testing of the Fund’s compliance program and reports to the Board regarding compliance matters for the Fund and its service providers. The Board, with the assistance of the investment adviser, reviews investment policies and risks in connection with its review of the Fund’s performance. In addition, as part of the Board’s oversight of the Fund’s advisory and other service provider agreements, the Board may periodically consider risk management aspects of their operations and the functions for which they are responsible.

Compensation of Independent Directors

Each Independent Director receives a stipend from the Fund of up to $1,000 plus expenses for attendance at each meeting of the Fund’s Board of Directors, $500 plus expenses for attendance at each special meeting of the Fund’s Board of Directors, and $500 plus expenses for attendance at each meeting of the audit committee. The Independent Directors do not receive retirement or other benefits as part of their compensation.

The following table sets forth certain information related to the compensation of the Fund’s directors from the Fund.

Name of Fund Director	Aggregate Compensation from the Fund(1)	Retirement Benefits Accrued as Part of Fund Expenses	Estimated Annual Benefits Upon Retirement	Total Compensation from the Affiliated Funds(2)
Independent Directors
Carlos J. Nido	$4,058.83	None	None	$104,050.00
Luis M. Pellot	$6,090.08	None	None	$138,949.99
Gabriel Pagán Pedrero	$0	None	None	$47,000.00
Jorge I. Vallejo(3)	$0	None	None	$41,000.00
Mojdeh L. Khaghan	$0	None	None	$0
Ian McCarthy	$0	None	None	$0
Interested Director
Carlos V. Ubiñas	$0.00	None	None	$0.00
(1)	Amount for the fiscal year ended September 30, 2025.
(2)	Amount for the calendar year ended December 31, 2024 and does not include amounts, if any, related to reimbursement for expenses related to attendance at such board meetings or meetings of committees thereof. For Messrs. Ubiñas, León, and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido, Pellot, Pedrero, and Vallejo, and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as defined above). Ms. Khaghan and Mr. McCarthy do not have any Affiliated Funds.
(3)	Mr. Vallejo was appointed as a director by the Board of Directors, effective January 1, 2026, subject to the shareholder ratification as required by Article II Section 6 of the Amended and Restated Bylaws of the Fund.

The Fund, its Board of Directors, and certain executive officers are subject to legal proceedings, claims, and litigation arising in the ordinary course of business. While the outcome of these matters is currently not determinable, management does not expect that the ultimate outcome of these matters will have a material adverse effect on the Fund’s financial position, results of operations, or cash flows.

Director Ownership of Equity Securities in the Fund and Affiliated Funds

The following table sets forth the dollar range of equity securities in the Fund beneficially owned by each Director as of September 30, 2025:

Name of Fund Director	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Director in Affiliated Funds(1)
Independent Directors
Carlos J. Nido	$0	$10,001-$50,000
Luis M. Pellot	$0	$0
Gabriel Pagán Pedrero	$0	$1-$10,000
Jorge I. Vallejo(2)	$0	$0
Mojdeh L. Khaghan	$0	$0
Ian McCarthy	$0	$0
Interested Director
Carlos V. Ubiñas	$0	$1,000,001-$5,000,000
(1)	For Messrs. Ubiñas, León, and Villamil, the Affiliated Funds consist of the UBS Family of Funds (as defined above). For Messrs. Nido, Pellot, Pedrero, and Vallejo, and Ms. Pérez, the Affiliated Funds consist of the UBS Family of Funds and the Puerto Rico Residents Family of Funds (as defined above). Ms. Khaghan and Mr. McCarthy do not have any Affiliated Funds.
(2)	Mr. Vallejo was appointed as a director by the Board of Directors, effective January 1, 2026, subject to the shareholder ratification as required by Article II Section 6 of the Amended and Restated Bylaws of the Fund.

Please also see “Security Ownership of Certain Beneficial Owners and Management” below for the number of shares beneficially owned by the Directors and named executive officers of the Fund.

As of May 1, 2026, based on information provided by each of the Independent Directors, none of the Independent Directors or their immediate family members owned beneficially or of record any securities of the investment adviser, principal or indirectly controlling, controlled by, or under common control with such entities, except that Ethan Danial, the son of Mojdeh Khaghan, owns 713,007 shares of the Fund’s common stock.

Required Vote

In the election of Directors of the Fund, the nominees will be elected by a plurality of votes cast at the 2026 Annual Meeting. In other words, if more than three persons are lawfully nominated for election at the 2026 Annual Meeting, only the three nominees receiving the highest number of votes cast at the 2026 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the three nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2026 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, in each case, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention (in each case, as described below), will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

THE BOARD OF DIRECTORS, INCLUDING ALL THE INDEPENDENT DIRECTORS, RECOMMENDS THAT THE SHAREHOLDERS VOTE “FOR ALL” ON THE PROPOSAL TO ELECT THE ABOVE REFERENCED DIRECTOR NOMINEES AS DIRECTORS OF THE FUND.

PROPOSAL 2: SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL

Ocean Capital has advised the Fund that it intends to present the following shareholder proposal at the 2026 Annual Meeting. Ocean Capital’s address is GAM Tower, 2 Tabonuco Street, Suite 200, Guaynabo, Puerto Rico 00968. According to a Schedule 13D amendment filed by Ocean Capital with the SEC, Ocean Capital beneficially owns 713,007 shares of common stock of the Fund.

We have set forth below the shareholder proposal, along with the supporting statement, exactly as provided by Ocean Capital. The Fund is not responsible for any inaccuracies it may contain. The shareholder proposal will be voted on at the 2026 Annual Meeting only if properly presented by or on behalf of Ocean Capital. The Board recommends that you vote “AGAINST” the shareholder proposal.

Proposal 2: Terminate Advisory Agreements

RESOLVED, all existing investment advisory and management agreements (the “Agreements”) between Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc. (the “Fund'”) and its advisor shall be terminated by the Fund, pursuant to the right of shareholders as embodied in Section 15(a)(3) of the Investment Company Act of 1940 and as required to be included in such agreements, such termination to be effective no more than sixty days following the date hereof.

The Fund has consistently failed to maximize shareholder value. As reported in its public filings, during the six months ended March 31, 2025, the Fund's stock traded at a 44. l % discount to its net asset value (“NAV”).1 This represents a significantly larger discount than the closed-end fund market as a whole, which was, on average, trading at a 4.5% discount as of July 25, 20252, a trend which has continued since the Fund's inception four years ago.3

We believe that, given the Fund's inability to maximize shareholder value, termination of the Agreements would allow the Fund to initiate a competitive, open process to engage an investment advisor that can strengthen the Fund's performance through lower fees, new perspectives and revamped investment strategies. Based on public filings, the only investment advisory agreement we are aware of is between the Fund and UBS Asset Managers of Puerto Rico.4 We believe shareholder support of this proposal could encourage the Fund to take other actions, including reevaluating its operations, which may lead to an increase in share value, directly benefiting its shareholders.

We believe our interests are aligned with other shareholders, and our intent with this proposal is to maximize shareholder value. While terminating the Agreements could result in some near-term disruptions and costs associated with securing new investment advisor relationships, we believe that long-term, terminating the Agreement will serve all shareholders. If a new advisory agreement is not entered into, the Fund could become internally managed on an interim or permanent basis.5 Despite disruption risks, we believe beginning the process of replacing the current Agreements will facilitate engaging an investment advisor able to bring fresh perspectives and advise the Fund on more favorable terms. There can be, however, no assurances that the Fund will be able to find a suitable replacement advisor. Given the risks associated with the Fund not having a suitable investment advisor, the Board may determine it to be in the best interest of shareholders that its current investment advisor begins the process of selling the Fund's securities and maintain the Fund's assets in cash, cash equivalents, or other low-risk, short-term assets.

Please vote “FOR” Proposal 2: Terminate Advisory Agreements.

[1]	See Semi-Annual Certified Shareholder Report, filed on June 6, 2025.
[2]	See the U.S. Closed-End Funds Summary of Average Premium and Discount Report as of July 25, 2025, available at lana_cefa_2023.xlsm.
[3]	Annual Certified Shareholder Report, filed on December 8, 2021.
[4]	See Semi-Annual Certified Shareholder Report, filed on June 6, 2025.
[5]	1940 Act, Section 270.15a-4.

Board Statement in Opposition to the Proposal

Summary

If this Proposal is approved, the Fund’s Amended and Restated Investment Advisory Agreement with UBS Asset Managers (the “UBS Advisory Agreement”) will be terminated effective 60 days following the certification of the shareholder vote.

The Fund believes that this Proposal is part of Ocean Capital’s five-year campaign to generate tax-free windfall profits for its principals by acquiring shares of the Fund and related funds at heavily discounted prices and causing liquidations at their net asset value (“NAV”). Ocean Capital’s campaign has already been successful at three of the related funds, resulting in liquidations that the Fund believes resulted in upwards of $6.6 million of tax-free profits for Ocean Capital’s principals. A fourth related fund recently taken over by Ocean Capital has begun the process of seeking shareholder approval to effectively liquidate.

If Ocean Capital’s director nominees take control of the Board as a result of the director election at this meeting, the Fund believes that approval of this Proposal would ultimately lead to a liquidation of the Fund. Ocean Capital’s principals are beneficiaries of Puerto Rico’s Act 60 and accordingly will receive distributions from a liquidation of the Fund following adoption of this Proposal on a tax-free basis. As a result, the Fund believes that liquidation of the Fund would generate tax-free profits of approximately $2.3 million for Ocean Capital’s principals and a member of its group, while denying the Fund’s shareholders the ongoing tax-free income from the Fund’s regular distributions and potentially resulting in a tax liability on any gain from a liquidation.

Further, termination of the UBS Advisory Agreement would cause significant disruption, uncertainty, and cost at the Fund. Ocean Capital’s supporting statement for this Proposal contains false and misleading statements about the prospects for the Fund after approval of this Proposal that are belied by the experience of the five related funds where Ocean Capital has submitted substantially similar proposals that have been approved by shareholders.

For these reasons, the Board believes that approval of this Proposal would not be in the best interests of the Fund or its shareholders.

Ocean Capital’s Track Record with Similar Proposals

The significant risks to the Fund from this Proposal have been amply demonstrated by the history of five related funds where substantially similar proposals submitted by Ocean Capital have been approved by shareholders. The track record of those funds is summarized below. The Board is also aware that since receipt of the Proposal, Ocean Capital has submitted a proposal to terminate the investment advisory agreement of a sixth related fund, Tax-Free Fixed Income Fund V for Puerto Rico Residents, Inc.

Fund	Annual Meeting Where Proposal Submitted	Effective Date of Advisory Agreement Termination	Fund Controlled by Ocean Capital’s Nominees(1)	Fund’s Current Status	Ocean Capital Tax-Free Windfall Profits in Liquidation(2)
Puerto Rico Residents Tax-Free Fund, Inc. (“PRITF I”)	2023	July 19, 2025	Yes	Liquidated	$2,788,521.11 (85% gain)(3)
Puerto Rico Residents Tax-Free Fund VI, Inc. (“PRITF VI”)	2024	July 19, 2025	Yes	Liquidated	$1,731,505.91 (41% gain)(4)
Tax Free Fund for Puerto Rico Residents, Inc. (“TFF I”)	2024	July 19, 2025	Yes	Liquidated	$2,093,125.97 (47% gain)(5)
Puerto Rico Residents Tax-Free Fund IV, Inc. (“PRITF IV” and together with the foregoing funds, the “Controlled Funds”)	2025	March 9, 2026	Yes	Seeking shareholder approval to effectively liquidate(6)	$837,074.05 (40% gain)(7)
Tax-Free Fixed Income Fund IV for Puerto Rico Residents, Inc. (the “Orphaned Fund”)	2024	July 19, 2025	Yes (as of April 6, 2026)	Obtained shareholder approval of a temporary investment adviser (through November 30, 2026)	N/A

(1)	Indicates whether a majority of the Board was composed of Ocean Capital’s nominees following the effective date of the advisory agreement termination.

(2)	Calculations assume that shareholders received a liquidating distribution equal to the net asset value (“NAV”) per share last reported by the fund. Amounts reported include shares beneficially owned by Ethan Danial, a member of a group with Ocean Capital at each of the funds.

(3)	Based on the fund’s last annual report filed with the SEC prior to liquidation of the fund, on May 8, 2025, the fund’s NAV per share was $3.29 as of February 28, 2025. According to the Schedule 13D/A filed by Ocean Capital and the other reporting persons thereto on March 17, 2025, such persons beneficially owned 1,850,003 shares of the fund’s common stock. Based on the Schedule 13D and amendments filed by Ocean Capital and the other reporting persons thereto on November 16, 2021, November 4, 2022, November 22, 2022, December 23, 2022, February 13, 2023, July 6, 2023, July 28, 2023, September 14, 2023, October 23, 2023, December 19, 2023, January 17, 2024, July 10, 2024, September 30, 2024, October 21, 2024, November 15, 2024, and March 17, 2025, the Fund believes that Ocean Capital and the other reporting persons thereto had an aggregate average cost basis per share of $1.78.

(4)	Based on the fund’s last annual report filed with the SEC prior to liquidation of the fund, on March 7, 2025, the fund’s NAV per share was $4.14 as of December 31, 2024. According to the Schedule 13D/A filed by Ocean Capital and the other reporting persons thereto on September 25, 2024, such persons beneficially owned 1,432,069 shares of the Fund’s common stock. Based on the Schedule 13D and amendments filed by Ocean Capital and the other reporting persons thereto on October 6, 2021, September 15, 2022, September 14, 2022, May 16, 2024, and September 17, 2024, the Fund believes that Ocean Capital and the other reporting persons thereto had an aggregate average cost basis per share of $2.93.

(5)	Based on the fund’s last annual report filed with the SEC prior to liquidation of the fund, on September 25, 2025, the fund’s NAV per share was $4.21 as of June 30, 2025. According to the Schedule 13D/A filed by Ocean Capital and the other reporting persons thereto on March 19, 2025, such persons beneficially owned 1,557,865.25 shares of the fund’s common stock. Based on the Schedule 13D and amendments filed by Ocean Capital and the other reporting persons thereto on April 4, 2022 and March 7, 2025, the Fund believes that Ocean Capital and the other reporting persons thereto had an aggregate average cost basis per share of $2.87.

(6)	Based on a preliminary proxy statement filed by PRITF IV on February 23, 2026, the fund is seeking shareholder approval to cease operations as an investment company and pay a dividend to shareholders with the proceeds of the sale of substantially all of the Fund’s securities, an effective liquidation.

(7)	Represents hypothetical gain in the event that PRITF IV liquidates at its most recently disclosed NAV per share. Based on the fund’s last annual report filed with the SEC prior to liquidation of the fund, on November 6, 2025, the fund’s NAV per share was $2.72 as of August 31, 2025. According to the Schedule 13D/A filed by Ocean Capital and the other reporting persons thereto on December 23, 2024, such persons beneficially owned 1,078,302 shares of the fund’s common stock. Based on the Schedule 13D and amendments filed by Ocean Capital and the other reporting persons thereto on November 17, 2021, September 14, 2023, and November 15, 2024, the Fund believes that Ocean Capital and the other reporting persons thereto had an aggregate average cost basis per share of $1.94. Ethan Danial did not disclose the total cost paid for the 441,808 shares he acquired when he first disclosed such ownership in the 13D/A filed with the Fund on December 10, 2025. The Fund assumed these shares were acquired at the market price per share of $1.42 as of August 31, 2025, as disclosed in the Fund’s most recent annual report filed with the SEC on November 6, 2025.

The Fund Believes that this Proposal’s Likely Intent and Effect is a Liquidation of the Fund

The track record of the funds where Ocean Capital has submitted similar proposals, as set forth in the table above, demonstrates that the likely intent and effect of the Proposal, if approved, is a liquidation of the Fund. The four Controlled Funds immediately sought shareholder approval to effectively liquidate, and three have already liquidated. As set forth in the table above, the Fund believes that the aggregate profits to Ocean Capital and its group from these liquidations (including the potential liquidation at PRTIF IV) could be nearly $7 million.

Ocean Capital’s supporting statement for this Proposal does not deny that its intent is to liquidate the Fund. This is a glaring departure from the supporting statements for the proposals submitted at the other related funds, in which Ocean Capital expressly denied that its intent in submitting the proposal is to liquidate the corresponding fund. This change in disclosure further supports the Fund’s belief that the intent of the Proposal is to cause a liquidation of the Fund.

Ocean Capital’s Principals Would Disproportionately Benefit from Liquidation

A liquidation of the Fund would cause tax-free windfall profits for Ocean Capital’s principals. Based on its Schedule 13D and other amendments thereto filed with respect to this Fund, Ocean Capital and the other members of its group have a cost basis of $1.52 per share6 for their aggregate beneficial ownership of 3,422,615 shares, while the Fund’s NAV per share is $2.20 as of September 30, 2025. Accordingly, a liquidation of the Fund at NAV would generate aggregate profits of $2,318,964.12 for Ocean Capital and its group.

Notably, these profits would be entirely tax-free for Ocean Capital’s principals and members of its group because they are beneficiaries of Puerto Rico’s Act 60, which allows persons who have gained residence in Puerto Rico to gain exemptions from Puerto Rico income tax on, among other things, Puerto Rico source income from capital gains, interest, and dividends. By contrast, many of the Fund’s other shareholders are long-time Puerto Rico residents who are not entitled to the benefits of Act 60. Liquidation would not only deprive these shareholders of regular tax-free income from the Fund’s distributions but could also subject such shareholders to taxation from any gains realized from the liquidation. Accordingly, Ocean Capital’s principals and group members would disproportionately benefit from a liquidation.

UBS Asset Managers Should Continue to Manage the Fund

The Fund believes that UBS Asset Managers should continue to manage the Fund’s assets and identify and execute alternatives that will improve upon the liquidity and reduce the difference between the market price and net asset value of the shares of the Fund’s common stock. The Fund and its shareholders benefit from the service, experience, and resources of UBS Asset Managers. Ocean Capital fails to provide any data or rationale demonstrating how terminating the UBS Advisory Agreement would improve the Fund’s long-term performance and positively affect its liquidity. Ocean Capital has also not identified a replacement investment adviser that could provide better performance than UBS Asset Managers.

[6]	Ethan Danial did not disclose the total cost paid for the 85,370 shares he acquired between the Schedule 13D/A filed with the Fund on January 10, 2024, and the Schedule 13D/A filed with the Fund on December 30, 2025. The Fund assumed these shares were acquired at the market price per share of $1.35 as of September 30, 2025, as disclosed in the Fund’s most recent annual report filed with the SEC on December 5, 2025.

Termination Would Plunge the Fund into an Uncertain and Disruptive Search for Alternatives

Approval of this Proposal will compel the Fund to rapidly explore alternatives in order to identify a long-term investment advisor, or another alternative, for the Fund. If this Proposal is approved, UBS Asset Managers would cease to be the investment advisor of the Fund on the date that is 60 days after the certification of the vote of the 2026 Annual Meeting.

In the event that the Fund desired to remain managed on a standalone basis, the Fund would be required to seek an alternative investment advisor who would be willing to enter into an interim investment advisory agreement, which under the 1940 Act may not remain in effect for longer than 150 days without a shareholder vote. The Fund believes that there is a limited pool of potential alternative investment advisers, and notes that the adviser that has entered into agreements with the Controlled Funds and Orphaned Fund has done so only on a temporary basis. In the event that the Fund identifies an alternative investment advisor who is willing to serve in a permanent capacity, the Fund would be required to rapidly obtain shareholder approval of the advisory agreement. Based on the Fund’s difficulty in obtaining quorum for the transaction of business at annual meetings, the Fund believes that it may be extraordinarily difficult to obtain shareholder approval of a replacement investment advisor within 150 days.

If the Fund elects to not pursue continued operations on a standalone basis, the Fund would have limited options, which may include seeking shareholder approval to liquidate or merge with another closed-end fund. Any of these options could be difficult, or possibly impossible, to consummate within the time periods during which the Fund may operate without a shareholder-approved investment adviser.

Shareholders Should Disregard Ocean Capital’s Unsupported and Self-Serving Speculation

Rather than addressing the significant risks of this Proposal, Ocean Capital’s supporting statement is replete with speculation about the prospects for the Fund after approval of this proposal. The Fund believes such statements are unsupported and contradicted by the actions actually taken by the funds where Ocean Capital’s similar proposals have been approved.

Ocean Capital’s supporting statement states that a replacement investment advisor could be selected if this Proposal is approved. The Fund believes that it is highly unlikely that the Fund would be able to identify and obtain shareholder approval of a replacement investment advisor to manage the Fund. Ocean Capital has not proposed any potential replacements, and none of the other funds where Ocean Capital has submitted proposals has identified a long-term replacement advisor. Three of the Controlled Funds (PRITF I, PRITF VI, and TFF I) concluded after a brief ‘request for proposal’ inquiry that “an additional search for a long-term investment advisor was not in the best interests of the shareholders at the time.”7 Based on the disclosures contained in its preliminary proxy statement for its effective liquidation, the fourth Controlled Fund (PRITF IV) did not even consider whether a long-term replacement adviser would be available or desirable for the fund.

Even if a prospective long-term investment advisor is identified by the Fund, seeking shareholder approval of its investment advisory agreement is likely to be time intensive and costly to the Fund, and may not be successful.

Ocean Capital’s supporting statement also states that the Fund could become internally managed if a replacement investment advisor is not identified. This is not feasible because, among other things, it would require the Fund to recruit employees to manage its portfolio, along with setting up the administrative and operational infrastructure to operate without external service providers. Notably, none of the related funds where Ocean Capital’s proposals have been approved has elected to become internally managed nor disclosed consideration of such option.

[7]	Proxy Statement on Schedule 14A (DEF 14A) filed by Puerto Rico Residents Tax-Free Fund, Inc., Puerto Rico Residents Tax-Free Fund VI, Inc., and Tax Free Fund for Puerto Rico Residents, Inc., filed with the SEC on August 19, 2025.

Ocean Capital’s supporting statement claims that the Board could maintain the Fund’s assets in cash, cash equivalents, or other low-risk, short-term assets following the approval of this Proposal. However, moving its entire portfolio into cash would deprive the Fund of the long-term value of its investment securities and potentially require forced sales of the Fund’s investment securities at undervalued prices, which could entail significant transaction costs. The Fund would still be required to identify and obtain shareholder approval of an investment advisor so long as it is registered under the 1940 Act. Moreover, distributing the entirety of such cash holdings as dividends to the Fund’s shareholders would require super-majority shareholder approval as set forth in the Fund’s certificate of incorporation.

Recommendation

Accordingly, the Board of Directors recommends a vote AGAINST this shareholder proposal. Unless the accompanying WHITE proxy is marked FOR or ABSTAIN, it is the intention of the persons named in such proxy to vote the WHITE proxy card AGAINST this Proposal.

Required Vote

Approval of the shareholder proposal submitted by Ocean Capital (Proposal 2) requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the 2026 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2026 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2026 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE “AGAINST” THE SHAREHOLDER PROPOSAL SUBMITTED BY OCEAN CAPITAL TO terminate the INVESTMENT ADVISORY Agreement.

PARTICIPANTS IN THE SOLICITATION

Under applicable regulations of the SEC, each of the Directors and Director Nominees is a “participant” in this proxy solicitation on behalf of the Board of Directors. Information relating to persons who are considered “participants” in this solicitation under the rules of the SEC by reason of their position as Directors and Director Nominees of the Fund or because they may be soliciting proxies on the Board’s behalf is attached to this Proxy Statement as Appendix A. Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information with respect to the beneficial ownership of the Fund’s shares of common stock as of May 1, 2026 for:

●	each person or group of affiliated persons known by the Fund to be the beneficial owner of more than 5% of the Fund’s shares of common stock;

●	each of the Fund’s named executive officers;

●	each of the Fund’s directors; and

●	all of the Fund’s current executive officers and directors as a group.

The Fund has determined beneficial ownership in accordance with the rules and regulations of the SEC, and thus it represents sole or shared voting or investment power with respect to the Fund’s shares. Unless otherwise indicated below, to the Fund’s knowledge, the persons and entities named in the table have sole voting and sole investment power with respect to all shares that they beneficially owned, subject to applicable community property laws.

Applicable percentage ownership is based on 30,909,810 shares of the Fund’s common stock outstanding as of the close of business on May 1, 2026.

The information provided in the table is based on the Fund’s records, information filed with the SEC and information provided to the Fund, except where otherwise noted.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Shares of Common Stock Beneficially Owned
Ocean Capital LLC: (1)	2,709,608	8.8%
Officers and Directors: (2)
Carlos V. Ubiñas	0	*
Carlos J. Nido	0	*
Luis M. Pellot	0	*
Gabriel Pagan(3)	0	*
Jorge I. Vallejo(3)	0	*
Mojdeh L. Khaghan	0	*
Ian McCarthy	0	*
All Officers and Directors as a Group (13 persons)	0	*

* Represents beneficial ownership of less than one percent (1%).

(1)	According to a Schedule 13D/A filed by Ocean Capital with the SEC on January 20, 2026 Ocean Capital LLC has shared voting and dispositive power with respect to the 2,548,019 shares held by it; and William Heath Hawk has shared voting and dispositive power with respect to 161,589 shares held in a joint account of Mr. Hawk and his spouse and the 2,548,019 shares held by Ocean Capital by virtue of his capacity as managing member of Ocean Capital LLC. The business address of each of Ocean Capital and Mr. Hawk is GAM Tower, 2 Tabonuco St., Suite 200, Guaynabo, Puerto Rico 00968.
(2)	The address of the Directors and Officers is UBS Trust Company of Puerto Rico, American International Plaza, Penthouse Floors, Tenth Floor, 250 Muñoz Rivera Avenue, San Juan, Puerto Rico 00918
(3)	Mr. Vallejo was appointed as a director by the Board of Directors, effective January 1, 2026, subject to the shareholder ratification as required by Article II Section 6 of the Amended and Restated Bylaws of the Fund.

TRANSACTIONS WITH RELATED PERSONS

The Fund’s By-Laws require the Fund to indemnify the Directors and Officers to the fullest extent permitted by the Puerto Rico General Corporations Act, the Investment Companies Act of Puerto Rico, and Section 17(h) of the 1940 Act. Pursuant to Section 17(h) of the 1940 Act, such indemnification of the Directors would not protect a Director from liability to the Fund or its shareholders from liability that the Director would otherwise be subject to by reason of such Director’s own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties as a Director.

Other than as described above, since October 1, 2024, the Fund has not entered into any transactions, nor are there any currently proposed transactions, between the Fund and a related party where the amount involved exceeds, or would exceed, $120,000, and in which any related person had or will have a direct or indirect material interest.

ADDITIONAL INFORMATION

Withhold Votes, Abstentions and Broker Non-Votes

Proxies (i) that are returned to the Fund but are accompanied by instructions to withhold authority to vote or (ii) that are marked with an abstention, if applicable, will be considered to be present at the 2026 Annual Meeting for purposes of determining a quorum. Withhold votes and abstentions will not be counted as votes cast. If you are a street name shareholder and your broker has not been provided with competing proxy materials for distribution to you, the broker may vote your shares without your specific instruction with respect to routine proposals, including, in that case, Proposal 1 to elect the Director Nominees. In that case, if your broker casts a discretionary vote on Proposal 1, a “broker non-vote” will occur as to any other proposal on which you have not given specific voting instructions; such shares will count for the purpose of determining whether a quorum is present; and any such broker non-vote will not be considered a vote cast on any such proposal.

Unless instructions to the contrary are marked thereon, the accompanying WHITE proxy card will be voted FOR ALL of the Director Nominees to be elected and AGAINST the shareholder proposal submitted by Ocean Capital to terminate all investment advisory and management agreements between the Fund and UBS Asset Managers.

The election of Directors (PROPOSAL 1) requires that the nominee be elected by a plurality of votes cast at the 2026 Annual Meeting. In other words, if more than three persons are lawfully nominated for election at the 2026 Annual Meeting, only the three nominees receiving the highest number of votes cast at the 2026 Annual Meeting will be elected. Alternatively, in the event the only nominees standing for election are the three nominees of the Board of Directors (such as in the event that Ocean Capital withdraws its notice or does not present its nominations at the 2026 Annual Meeting), then each such nominee will be elected so long as they receive at least one vote in favor of their election. As a result, any shares not voted FOR a particular nominee, whether as a result of a withhold vote, a broker non-vote or an abstention, will not be counted in such nominee’s favor and will have no effect on the outcome of the election.

Approval of the shareholder proposal submitted by Ocean Capital (PROPOSAL 2) requires the affirmative vote of the majority of the outstanding voting securities of the Fund, which is defined by the 1940 Act as the lesser of (1) 67% or more of the shares of the Fund present at the 2026 Annual Meeting, if more than 50% of the outstanding shares are represented at the 2026 Annual Meeting in person or by proxy, or (2) more than 50% of the outstanding shares entitled to vote at the 2026 Annual Meeting. As a result, abstentions will have the same effect as a vote AGAINST this proposal. Any broker non-votes will have no effect on the outcome of this proposal.

Investment Adviser and Administrator

UBS Asset Managers, a division of UBS Trust PR, serves as the Fund’s investment adviser. UBS Asset Managers is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

UBS Trust PR serves as the Fund’s administrator. UBS Trust PR is located at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918.

Other Matters to Come Before the 2026 Annual Meeting

The Directors do not intend to present any other business at the 2026 Annual Meeting nor are they aware that any shareholder intends to do so. If, however, any other matters are properly brought before the 2026 Annual Meeting, in accordance with the Fund’s By-Laws, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

Shareholder Proposals

Shareholders may present proper proposals for inclusion in the proxy statement and for consideration at next year’s annual meeting of shareholders pursuant to Rule 14a-8 under the Exchange Act by submitting their proposals in writing to the Fund Secretary at the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918, in a timely manner. For a Rule 14a-8 shareholder proposal to be considered for inclusion in our proxy statement for the 2027 Annual Meeting of Shareholders, the Fund’s Secretary must receive the written proposal at the Fund’s principal executive offices not later than January 15, 2027. In addition, such shareholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of shareholder proposals in company-sponsored proxy materials.

As provided for in the Fund’s By-Laws, at any annual or special meeting of shareholders, proposals by shareholders (other than pursuant to Rule 14a-8 under the Exchange Act) and persons nominated for election as Directors by shareholders shall be considered only if advance notice thereof has been timely given as provided herein, and such proposals or nominations are otherwise proper for consideration under applicable law and the Fund’s Certificate of Incorporation and By-Laws. Notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at any meeting of shareholders, shall be delivered to the Fund’s Secretary at its principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 not less than thirty (30) nor more than fifty (50) days prior to the date of the meeting; provided, however, that if the date of the meeting is first publicly announced or disclosed (in a public filing or otherwise) less than forty (40) days prior to the date of the meeting, such notice shall be given not more than ten (10) days after such date is first so announced or disclosed. Public notice shall be deemed to have been given more than forty (40) days in advance of the annual meeting, if the Fund shall have previously disclosed, in the Fund’s By-Laws or otherwise, that the annual meeting in each year is to be held on a determinable date unless and until the Board of Directors determines to hold the meeting on a different date. To be timely for the 2026 Annual Meeting, notice of any proposal to be presented by any shareholder or the name of any person to be nominated by the shareholder for election as a Director of the Fund at the 2026 Annual Meeting shall be delivered to the Fund’s Secretary at its principal executive office no later than May 25, 2026. Any shareholder who gives notice of any such proposal shall deliver therewith the text of the proposal to be presented and a brief written statement of the reasons why such shareholder favors the proposal and setting forth such shareholder’s name and address, the number and class of all shares of stock of the Fund beneficially owned by such shareholder, and any material interest of such shareholder in the proposal (other than as a shareholder). Any shareholder desiring to nominate any person for election as a Director shall deliver with such notice a statement in writing setting forth the name of the person to be nominated, the number and class of all shares of stock of the Fund beneficially owned by such person, the information regarding such person as would be required by paragraphs (a), (e), and (f) of Item 401 of Regulation S-K adopted by the SEC (or the corresponding provisions of any regulation subsequently adopted by the SEC), such person’s signed consent to serve as a Director of the Fund if elected, such shareholder’s name and address as well as the number and class of all shares of stock of the Fund beneficially owned by such shareholder. The person presiding at the 2026 Annual Meeting, in addition to making any other determinations that may be appropriate to the conduct of the 2026 Annual Meeting, shall determine whether such notice has been duly given and shall direct that any such proposal and/or the respective nominee not be considered if such notice has not been given as provided herein.

Costs of Solicitation

In addition to the solicitation of proxies by mail, directors, officers, and representatives of the Fund as well as officers and other employees of UBS Trust PR, in its capacity as Fund administrator, and its respective affiliates, may also solicit proxies by telephone, telefax, or in person. The Fund has retained Okapi Partners LLC (“Okapi Partners”) to assist in the proxy solicitation and setting up and administering the virtual shareholder meeting for the Fund. The total cost of proxy solicitation services by Okapi Partners, including legal and printing fees, is estimated at up to $275,000, plus out-of-pocket expenses. Okapi Partners expects that approximately 24 of its employees will assist in the solicitation. The cost of solicitation and the expenses incurred in connection with preparing this Proxy Statement and its enclosures will be paid by the Fund. The Fund will reimburse brokerage firms and others for their expenses in forwarding solicitation materials to the beneficial owners of the shares of common stock. The Fund’s aggregate expenses, including those of Okapi Partners, the Fund’s outside legal counsel and other outside advisors, related to the Fund’s solicitation of proxies in excess of expenses normally spent for an annual meeting of shareholders in which there is not a proxy contest and the salaries and wages of the officers and representatives of the Fund related to the Fund’s solicitation of proxies, are expected to be up to approximately $500,000, of which approximately $200,000 has been incurred as of the date of this Proxy Statement.

Shareholder Communications

Shareholders may send communications to the Fund’s Board of Directors by addressing the communication directly to the Board (or individual Board members) and/or clearly indicating that the communication is for the Board (or individual Board members). The communication may be sent to either the Fund’s principal executive office at 250 Muñoz Rivera Avenue, American International Plaza, Tenth Floor, San Juan, Puerto Rico 00918 or directly to such Board member(s) at the address specified for each Director above. Other shareholder communications received by the Fund not directly addressed and sent to the Board will be reviewed and generally responded to by management and will be forwarded to the Board only at management’s discretion based on the matters contained therein.

Shareholders Sharing the Same Address

The SEC has adopted rules that permit companies and intermediaries (such as brokers and banks) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more shareholders sharing the same address by delivering a single proxy statement addressed to those shareholders.

Once you have received notice from your bank or broker that it will be householding communications to your address, householding will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in householding and would prefer to receive a separate proxy statement and annual report, please notify your bank or broker and direct your request to the Fund’s Secretary at:

Tax-Free Fixed Income Fund II for Puerto Rico Residents, Inc.

250 Muñoz Rivera Avenue

American International Plaza, Tenth Floor

San Juan, Puerto Rico 00918

Telephone: (787) 733-3888

Shareholders who currently receive multiple copies of this Proxy Statement at their address and would like to request householding of their communications should contact their bank or broker.

Appraisal Rights

Shareholders do not have appraisal rights under Puerto Rican law in connection with this proxy solicitation.

Your vote is important regardless of the size of your holdings in the Fund. Whether or not you plan to attend the 2026 Annual Meeting, we ask that you please complete, sign and date the WHITE proxy card delivered to you and return it promptly. Returning your proxy card will not prevent you from voting at the 2026 Annual Meeting, but will ensure that your vote is counted if you are unable to attend.

In San Juan, Puerto Rico, this 5th day of May, 2026.

By Order of the Board of Directors:

/s/ Liana Loyola
Liana Loyola
Secretary

APPENDIX A: ADDITIONAL INFORMATION REGARDING PARTICIPANTS IN THE SOLICITATION

Under applicable SEC rules and regulations, members of the Board of Directors and the Board of Directors’ nominees are “participants” with respect to Board of Directors’ solicitation of proxies in connection with the 2026 Annual Meeting (the “Participants”). The following sets forth certain information about the Participants.

Directors and Nominees

For more information on the names, present principal occupations and business addresses of the Fund’s Directors and Director Nominees who are Participants, please see “Proposal 1: To Elect Three Directors of the Fund’s Board of Directors” above.

Officers

There are no executive officers of the Fund who are Participants (other than Carlos V. Ubiñas, who is one of the Directors).

Information Regarding Ownership of the Fund’s Securities by Participants

For information on the number of the Fund’s securities beneficially owned by each Participant, please see “Security Ownership of Certain Beneficial Owners and Management” above. Except as described in this Proxy Statement, no Participant owns any securities of the Fund of record but not beneficially.

Information Regarding Transactions in the Fund’s Securities by Participants

None of the Participants purchased or sold any shares of common stock during the period from December 1, 2023 through December 1, 2025.

Miscellaneous Information Concerning Participants

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant:

1.	no Participant or associate of any Participant beneficially owns, directly or indirectly, any shares of common stock or other securities of the Fund or any parent or subsidiary of the Company;

2.	no Participant has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2026 Annual Meeting other than an interest, if any, as a shareholder of the Fund or, with respect to a director nominee, as a nominee for director;

3.	no Participant has purchased or sold any securities of the Fund within the past two years; and

4.	no Participant or any of their respective associates has entered into any agreement or understanding with any person with respect to any future employment by the Fund or any of its affiliates or any future transactions to which the Fund or any of its affiliates will or may be a party.

In addition, neither the Fund nor any of the Participants is now or has been within the past year a party to any contract, arrangement or understanding with any person with respect to any of the Fund’s securities, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies.

Other than as set forth in this Appendix A or elsewhere in this Proxy Statement and based on the information provided by each Participant, neither the Fund nor any of the Participants or any of their associates have (i) any arrangements or understandings with any person with respect to any future employment by the Fund or any of its affiliates or with respect to any future transactions to which the Fund or any of its affiliates will or may be a party, or (ii) a direct or indirect material interest in any transaction or series of similar transactions since October 1, 2024 or any currently proposed transactions, or series of similar transactions, in which the Fund or any of its subsidiaries was or is to be a party in which the amount involved exceeds $120,000.

Other than the persons described in this Proxy Statement, no regular employees of the Fund have been or are to be employed to solicit shareholders in connection with this proxy solicitation. However, in the course of their regular duties, certain administrative personnel may be asked to perform clerical or ministerial tasks in furtherance of this solicitation.

Except as described in this Proxy Statement, other than a Director or executive officer acting solely in that capacity, no person who is a party to an arrangement or understanding pursuant to which a nominee for election as director is proposed to be elected has any substantial interest, direct or indirect, by security holdings or otherwise, in any matter to be acted upon at the 2026 Annual Meeting.

APPENDIX B: AUDIT COMMITTEE CHARTER

Audit Committee Charter

UBS Puerto Rico Family of Funds

1.	Purpose and Authority

This document serves as the Charter for the Audit Committee (the “Committee”) of the Boards of Directors (each, a “Board” and collectively, the “Boards”) of each of the funds for which UBS Asset Managers of Puerto Rico (“UBS AMPR”), a division of UBS Trust Company of Puerto Rico, serves as investment adviser and fund administrator (each a “Fund”, and collectively, the “Funds”). The Board of each Fund has adopted this Audit Committee Charter. The primary purpose of the Committee is to assist the Boards in their oversight of the Funds’ accounting and financial reporting policies and practices and to recommend to the Boards any action to ensure that accounting and financial reporting are consistent with Generally Accepted Accounting Principles (“GAAP”) and other regulations applicable to the mutual fund industry. The Funds are considered investment companies under the GAAP and follows the accounting and reporting guidance applicable to investment companies in the Financial Accounting Standard Board (“FASB”) Accounting Standards Codification 946 (“ASC 946”), Financial Services-Investment Companies.

In connection with the oversight of each Fund’s accounting and financial reporting policies and practices, the Committee will endeavor to assure the quality and objectivity of each Fund’s independent audit and each Fund’s financial statements, act as a liaison between the Boards and each Fund’s independent auditors and periodically report to the Boards. In performing its duties, the Committee shall have access to the Boards, the independent auditors, the Fund officers, and the senior management of UBS AMPR. The Committee shall have the funding authority required to carry out its responsibilities.

The Audit Committee shall be responsible for:

●	Oversight of the accounting and financial reporting processes of the Fund and the Fund’s internal control over financial reporting;

●	Oversight of the integrity of the Fund’s financial statements and the independent audit thereof;

●	Oversight or, as appropriate, assisting Board oversight of the Fund’s compliance with legal and regulatory requirements relating to fund accounting and financial reporting, internal controls over fund accounting and financial reporting, and independent audits;

●	Recommendation to the Board of Directors regarding the performance qualifications and independence of the independent auditors, including but not limited to, the appointment, compensation, retention, and termination of independent auditors, as well as the resolution of disagreements regarding financial reporting between UBS AMPR (fund management) and such independent auditors.

2.	Composition

The Committee shall be composed of at least three (3) Directors. Each member of the Committee shall be an “Independent Fund Director” of the Fund, as defined in the Code of Ethics. The Committee member shall be financially literate at the time of his or her appointment to the respective Audit Committee; as such qualification is interpreted by the Board in its business judgment or shall become financially literate within a reasonable period of time after his or her appointment to the Audit Committee. In addition, the Committee shall use its best efforts that at least one Committee member has accounting or related financial management expertise as the Board interprets such qualification in its business judgment. The Committee members shall elect a chairperson, who shall preside over Committee meetings (the “Chairperson”). The Chairperson shall serve for successive terms of one (1) year.

The Board of Directors shall determine annually whether at least one of the members of the Audit Committee is an “audit committee financial expert.” In the alternative, the Board of Directors may elect to retain the services of an individual who meets the definition of an “audit committee financial expert,” who will advise the Board of Directors as well as the Audit Committee with respect to any matters so determined by either of them. An “audit committee financial expert” is defined as a person who has obtained all of the following attributes:

●	an understanding of GAAP and financial statements;

●	an ability to assess the general application of such principles in connection with the accounting for estimates, accruals, and reserves;

●	experience preparing, auditing, analyzing, or evaluating financial statements that present a breadth and level of complexity of accounting issues that are generally comparable to the breadth and complexity of issues that can reasonably be expected to be raised by the Funds’ financial statements, or experience actively supervising one or more persons engaged in such activities;

●	an understanding of internal controls and procedures for financial reporting; and

●	an understanding of audit committee functions.

No Committee member shall serve on the audit committee of more than three (3) other public companies. If the Committee member serves as an audit committee member for mutual fund families, each mutual fund family counts as one public company.

3.	Meetings

The Committee shall meet on a regular basis, but not less frequently than quarterly. The meeting may be either in person and/or telephone or via any electronic meeting system, such as web conference, video conference, webcam, etc. An agenda shall be established for each meeting by the Committee members. Special meetings shall be called as circumstances require and the Committee will meet such additional times as the Committee may, from time to time, deem necessary or appropriate in its judgment. The Chairperson or any member of the Committee may invite the Funds’ officers, independent auditors and other interested parties to participate in meetings. The Committee may, in its discretion, meet in executive session outside the presence of the Funds’ officers and other parties.

A majority of the Committee members shall constitute a quorum. At any meeting of the Committee, the decision of a majority of the Committee members participating on the meeting, and voting, shall be determinative as to any matter submitted to a vote.

4.	Reporting

The Committee shall report to the Boards on the result of its deliberations and make such recommendations as deemed appropriate.

5.	Responsibilities and Duties

As a general rule, the Funds’ independent auditors are ultimately accountable to the applicable Board and the Committee, and the Boards have the ultimate authority and responsibility to select, evaluate and where appropriate, replace the independent auditors of the Funds. In addition, the Committee shall have the following specific duties and responsibilities for each Fund:

●	Request that the Fund’s independent auditors annually provide copies of any report resulting from a peer review of the Fund’s independent auditors by another accounting firm and also reports issued by the Public Company Accounting Oversight Board (“PCAOB”).

●	Recommend to the Board the selection of an independent public accounting firm to serve as auditors.

●	Review the scope of the Fund’s proposed audit each year, including the extent of audit and non-audit services provided to the Fund by the independent auditors, and the audit procedures to be utilized. At the conclusion of each audit, the Committee will review the audit, including any comments or recommendations, with the independent auditors and discuss any such comments for recommendations with the Boards at the next regularly scheduled meeting or at a special meeting called for such purposes.

●	Approve the engagement of the independent auditors to provide other audit services or non- audit services to the Fund, the Fund’s investment adviser or any entity controlling, controlled by, or under common control with the investment adviser (“adviser affiliate”) that provides ongoing services to the Fund, if the engagement by the adviser affiliate relates directly to the operations and financial reporting of the Fund, and develop policies and procedures for pre- approval of any such audit or non-audit services.

●	Review the actions taken by the Valuation Committee, which has a delegated responsibility to carry out the valuation policies and procedures approved by the Board of Directors. The Committee’s fair value oversight responsibilities are guided by Section 2(a)(41) of the Investment Company Act, which relates to the determination of “fair value” of securities held by the Fund. In carrying out its responsibilities, the Committee will review and, if necessary, recommend actions with respect to reports providing information on securities valuation and related procedures and controls.

●	Consider whether (1) the provision of each non-audit service to the Fund by the Fund’s independent auditors is compatible with maintaining the independence of such independent auditors and (2) the provision of each non-audit service to the Fund’s investment adviser or any adviser affiliate that provides ongoing advice to the Fund is compatible with maintaining the independence of such independent auditors.

●	Review and approve proposed fees to be charged to the Fund for non-audit services.

●	Consider specific representations from the independent auditors with respect to audit partner rotation and conflicts of interest.

●	Ensure that the independent auditors submit annually to the Committee a formal written statement delineating all relationships of the auditors consistent with the requirements of the Public Company Accounting Oversight Board Ethics and Independence Rule 3526, Communications with Audit Committees Concerning Independence.

•	Discuss with the independent auditors any disclosed relationships or services that may impact the objectivity and independence of the independent auditors.

•	Recommend to the Board appropriate actions in response to the independent auditors’ report to satisfy itself of, and oversee, the independence of the auditors.

•	Discuss with fund management the performance of the independent auditors, management’s recommendation with respect to the reasonableness of their fees and the recommendation to the Board regarding the retention of the independent auditors.

•	Meet with the independent auditors prior to the audit to review the planning and staffing of the audit including the periodic rotation of the lead audit partner.

•	Review and discuss with the independent auditors and management the Fund’s annual report to shareholders and its presentation to the public, the Fund’s significant accounting policies and the adequacy of internal controls that could significantly affect the Fund’s financial statements underlying the report. During such meeting, the Independent Directors should meet in an Executive Meeting with the auditors to review and discuss the report findings and agree on any recommendations to the Board deemed necessary.

•	Review with the independent auditors and management any significant issues that could have a material effect on the Fund’s financial statements, as necessary.

•	Based on the review and discussions with the independent auditors, recommend to the Board that the audited financial statements be included in the annual report to shareholders, as required by the Investment Company Act of 1940, for filing with the SEC.

•	Prepare an audit committee report to be included in the proxy statement for the Annual Meeting of Shareholders of the closed-end Funds advised by UBS AMPR.

•	Review and discuss (1) the annual compliance program prepared by the Chief Compliance Officer (CCO); (2) the results of the reviews, special investigations or other procedures performed by the CCO or professional hired by the CCO and; (3) any other compliance function performed in relation to the Fund.

•	Establish procedures for (1) the receipt, retention, and treatment of complaints received by the Fund regarding accounting, internal accounting controls, or auditing matters; and (2) the confidential, anonymous submission of concerns by employees of the Fund’s investment adviser, manager, administrator, principal underwriter, or any other provider of accounting related services for the Fund regarding questionable accounting or auditing matters.

•	Conduct an annual performance assessment of the Committee relative to its adequacy, purpose, duties and responsibilities outlined herein and recommend any changes to the Board.

•	Perform such other duties and responsibilities as may be assigned to the Committee, from time to time, by the Board of Directors.

6.	Limitation on Committee Responsibility

The Audit Committee is not responsible for either the preparation of the financial statements or the auditing of the financial statements. Management of the Fund has the responsibility for preparing the financial statements and implementing internal controls; and the independent auditors have the responsibility for auditing the financial statements and monitoring the effectiveness of the internal controls. It is understood that the review of the financial statements by the Audit Committees is not as detailed as, and is not deemed to substitute or replace, the audit performed by the independent auditors. In carrying out its responsibilities, the Audit Committee’s policies and procedures shall be adapted as appropriate, in order to best react to a changing environment.

7.	Resources and Funding

In performing its duties, the Committee shall be provided by the investment adviser or Fund, as applicable, with such information, data and services as the Committee shall request to discharge its duties and responsibilities. The Audit Committee shall consult as it deems appropriate with the Board, officers and employees of the Fund, the investment adviser, Fund counsel and the Fund’s other service providers and, as it deems necessary to carry out its duties and at the Fund’s expense, may engage outside advisors and consultants. In carrying out its functions, the Committee shall meet separately, periodically, with management and with the Fund’s independent auditors. The Fund shall provide appropriate funding for the Committee to carry out its duties and responsibilities.

8.	Amendments

This charter may be amended by a vote of a majority of the Boards of Directors, including a majority of the Independent Fund Directors. It will be reviewed at least annually.

Approval History
Action	Date
BoD adopted the procedures	5/11/2021
BoD approved amendments	2/25/2022
BoD reaffirmed the Charter	11/29/2022
Reaffirmed by BoD	11/28/2023
Amendment approved by BoD	11/26/2024

APPENDIX C: NOMINATING AND GOVERNANCE COMMITTEE CHARTER

Nominating & Governance Committee Charter
UBS Puerto Rico Family of Funds

9.	Purpose

This Nominating & Governance Committee Charter (the “Charter”), adopted by the Board of Directors (the “Board”) of each of the Funds comprising the UBS Puerto Rico Family of Funds (the “Funds”) sets forth the roles and responsibilities of the Nominating & Governance Committee of the Board (the “Committee”), the procedures for directors’ nominations, corporate governance guidelines and process and manner in which shareholders can communicate with the Board on matters relevant to the Committee’s business.

The Governance section of this Charter defines key organizational elements of the Committee and describes how the Committee will be governed in order to ensure integrity, accountability, relevance, effectiveness, sustainability, and impact. Alongside, this Charter is one of the Committee’s foundational core documents in order to further define and fulfill the vision of the Committee.

The contents of this Charter may evolve over time to reflect a greater diversity of participants, views, experience, and learning.

10.	Governance

The Committee shall consist of three (3) or more members of the Board, each of whom the Board has determined is independent under its requirements, as established from time to time. Annually the Board will assess the independence of the Committee’s members.

Members of the Committee shall be appointed (and may only be removed or replaced) by a majority of the Independent Directors then serving on the Board. Each member of the Committee shall continue to serve until the earliest to occur of his death, retirement, resignation or removal as a director, resignation as a Committee member, removal by a majority of the Independent Directors then serving on the Board, or replacement by a duly appointed successor.

The Committee shall appoint a Chair of the Committee. The Chair shall preside at all Committee meetings at which he or she is present and have such other duties and powers as may be determined by the other Committee members. The Chair shall serve in such capacity until removed by the Committee or replaced by a duly appointed successor. The members must constitute a balanced committee with a diversity of experience, insights, and perspectives on the pursuit of freedom of expression and ethical values.

Members of the Committee must be active participants in the meetings, activities, events, and work streams, and must regularly promote the objectives and goals of the Funds with non-participants.

Members of the Committee must adhere to high standards of professional competence and collaboration and demonstrate leadership in the pursuit of freedom of expression and privacy. The Committee members must exercise objectivity, independence, due care, and diligence on all matters. Consistent with ethical and legal obligations, the Committee will approve policies and procedures to define conflicts of interest related to the service and votes and other potential conflicts relating to all participants.

11.	Meetings

The Committee may meet as often as it determines on at least 48 hours’ notice to the Committee members (although the members may waive such notice requirement), but not less frequently than annually. Meetings may be in person or by means of telephone, video conference call or by such electronic means as to permit all persons participating in the meeting to communicate with each other simultaneously and instantaneously.

A majority of the members of the Committee shall constitute a quorum for purposes of its meetings. The approval of a majority of the members of the Committee then present at a meeting shall be required in order for the Committee to take action. The Committee may take action by written consent of a majority of the members of the Committee in lieu of a meeting.

A secretary shall take minutes at each Committee meeting. The secretary shall distribute the minutes to the members via email following a meeting, and the Committee will vote by email to approve the minutes within three weeks of the meeting.

12.	Reporting

The Committee shall report to the Board on the result of its deliberations and make such recommendations as deemed appropriate.

13.	Responsibilities and Duties

The Committee shall be responsible for:

•	Identify, evaluate and recommend persons to the Board and to the committees of the Board; bearing in mind the independence requirements and any bylaws or regulatory requirement or best practices related to the number or percentage of the Board that must be comprised of Independent Directors;

•	Review and recommend to the Board whether an Independent Director should stand for reelection;

•	At least annually, determine the independence of the Independent Directors;

•	Recommend an Independent Director for appointment by the Board as Lead Director of the Board, if the Chairman of the Board is an Interested Director, as defined in the UBS Puerto Rico Investment Company Code of Ethics,;

•	Develop and recommend to the Board any minimum standards and qualifications for directors that the Committee deems necessary;

•	Recommend to the Board the compensation of the Independent Directors and members of committees of the Board;

•	Coordinate and facilitate evaluations of the performance of the Board and its committees, including the Committee, at least annually;

•	Recommend educational opportunities for Directors that may enhance their knowledge, skills and efficiency.

•	Review and assess periodically the adequacy of this Charter and recommend any proposed changes to the Board for approval, with any material amendments to this Charter requiring the approval of both a majority of the Funds’ directors and a majority of the Independent Directors;

•	Engage such search firms, attorneys, consultants and experts as the Committee deems appropriate in discharging its responsibilities, at the expense of the Funds; Review the Code of Ethics, committee charters and other corporate governance principles, procedures and practices, at least once a year, and recommend any changes to the Board, consistent with the best practices of corporate governance;

•	Recommend ways to enhance communications and relations with stockholders;

•	Consider the adequacy of the constituent documents of the Company and recommend to the Board a set of corporate governance guidelines and keep abreast of developments with regard to corporate governance to enable the Committee to make recommendations to the Board in light of such developments as may be appropriate; and

•	Take such other action and accept such other responsibilities as may be delegated by the Board.

14.	Consideration of Directors Nominees

14.1.	Identification, Consideration, Evaluation and Selection of Nominees

The Committee shall identify persons to consider as directors from time to time as the need arises, such as in anticipation of the resignation or retirement of a director, and may engage outside search firms and consultants and seek input from others for such purposes.

The Committee may, but is not required to, consider proposed director nominees who are recommended or suggested by persons other than Committee members, such as the Funds’ management, legal counsel and other service providers, search firms, consultants and shareholders of the Funds.

In considering proposed director nominees, the Committee may review résumés and other biographical information about the candidates, conduct background checks, consult with references, conduct interviews and meet as needed to discuss candidates.

After a determination by the Committee that a person should be nominated as a candidate for Independent Director of the Fund, it shall present its recommendation to the full Board for its consideration.

14.2.	Director Qualifications

Factors to be considered by the Committee when identifying candidates for recommendation or selection as directors may include the following, among others that the Committee may deem appropriate:

•	business and professional experience (particularly in comparable industries and in relation to the experience of other directors)

•	other directorship experience

•	special expertise, if any

•	commitment, willingness and ability to serve

•	education

•	place of residence and proximity or convenience to the Funds’ principal offices

•	public profile and community involvement

•	diversity

•	ability to work with others

•	independence

•	nature of any relationships with the Funds or its management and other directors

No candidate shall be recommended or nominated by the Committee unless the Committee is satisfied that the person possesses a general understanding of mutual funds and understands and agrees to discharge his fiduciary duties to the shareholders of the Funds and that the appointment or election of such person as a director is in the best interests of the Funds and their shareholders.

The Committee may establish and develop minimum standards and qualifications for directors, including education, business or professional experience and the like.

14.3.	Shareholder Nominations

Shareholders of the Funds may make recommendations and suggestions to the Committee regarding possible director nominees, at any time. The Committee will consider recommendations and nominations by shareholders of persons to the Board so long as such recommendations and nominations have been made within one year prior to the appointment or election of a director. A recommendation by a shareholder that the shareholder himself or a person with a relationship with the shareholder be considered for a directorship will be evaluated in light of the shareholder’s personal interest.

15.	Shareholder Communications with Board

Shareholders are encouraged to communicate in writing to the Board on matters that are relevant to the management, operation, governance and marketing of the Funds and germane to their interests as shareholders. Such communications shall be sent to the Secretary of the Funds who will review the nature of such communications and forward them to the Chair of the Board.

Shareholder communications are to be sent to the following address:

Liana Loyola, Esq.
Secretary
UBS Family of Funds

250 Muñoz Rivera Ave.
10th Floor
Hato Rey, PR 00918

Directors are encouraged but not required to attend meetings of shareholders of the Funds.

16.	Delegation to a Subcommittee

The Committee may, at its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

17.	Performance Evaluation

The Committee shall produce and provide to the Board an annual performance evaluation of the Committee. Such evaluation shall compare the performance of the Committee with the requirements of this Charter. The performance evaluation shall also recommend to the Board any improvements to the Committee’s Charter if deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner, as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to present such report.

18.	Amendments

This Charter and other core documents will be reviewed annually by the Committee in the light of experience, evolving circumstances, and stakeholders’ feedback. Amendments to this Charter are to be approved by the majority of the Board.

Approval History
Action	Date
BoD adopted the Charter	5/11/2021
BoD approved the Charter	11/29/2022